                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-07729


                        Hansberger Institutional Series
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                          401 East Las Olas Boulevard
                                  Suite 1700
                        Fort Lauderdale, Florida 33301
--------------------------------------------------------------------------------
              (Address of principal executive offices)(Zip code)


                         J. Christopher Jackson, Esq.
                          401 East Las Olas Boulevard
                                  Suite 1700
                        Fort Lauderdale, Florida 33301
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)


Registrant's telephone number, including area code: (954) 522-5150


Date of fiscal year end: December 31


Date of reporting period: December 31, 2005

Item 1: Reports to Shareholders.

 LOGO
--------------------------------------------------------------------------------
                                  HANSBERGER
--------------------------------------------------------------------------------
                             INSTITUTIONAL SERIES
--------------------------------------------------------------------------------
ANNUAL REPORT

December 31, 2005

International Value Fund

Emerging Markets Fund

International Growth Fund

International Core Fund

Hansberger Institutional Series
International Value Fund
Emerging Market Fund
International Growth Fund
International Core Fund

February 1, 2006

Dear Fellow Shareholders,

   International and emerging market equities performed well in 2005. The double digit returns posted by the MSCI All Country World ex-US Index and the MSCI Emerging Market Index were achieved despite a number of challenges for international investors. Prices for oil and other commodities remained at high levels over the past year, stoking fears of inflationary pressures and fear that higher raw material prices could potentially have a negative impact on corporate earnings and consumer spending. Tighter monetary conditions were also a factor as interest rates in the U.S. were hiked which led to concerns that the U.S. housing and consumer boom could be nearing an end. Geopolitical events also challenged market sentiment as the ongoing war in Iraq, continued tensions with North Korea, new tensions with Iran and riots in France captured global headlines.

   Despite these challenges, international equity markets rallied, supported by a benign inflationary environment, solid economic growth and improvements in corporate earnings and cash flows. Companies in the energy and materials sectors responded to improved earnings and earnings prospects, which were supported by increased demand and higher prices for their products. Emerging market equities benefited from a robust global economy, strong corporate fundamentals and favorable country fundamentals. Investors also continued to be attracted to the relatively lower valuations and higher growth potential of many emerging market companies, as compared to their developed market peers. In Japan, signs that the economy could be on a path to sustainable growth, and that the long period of deflation could finally be coming to an end, led to a strong rally in the shares of Japanese companies. The September re-election of Prime Minister Junichiro Koizumi and his LDP party were also taken as a sign that the Japanese restructuring would likely continue.

   In addition to these factors, markets also seem to be responding to a larger and more prevalent long-term theme - the "promise of globalization". Since the end of the Cold War, barriers to trade have been reduced, labor and capital have become more mobile and new technologies have had a dramatic impact on the way businesses and individuals communicate and operate. While this process has been underway for sometime, it seems that we are now at a point where businesses, countries and even individuals are delivering tangible results that support the belief that globalization is much more than a zero sum game. In our view, this is a powerful secular trend that supports the long-term case for equities and in particular, international investing.

   We thank you for your continued confidence.

                                          For Hansberger Global Investors, Inc.,
                                          Thomas L. Hansberger, CFA
                                          Chairman and Chief Executive Officer

                                          Ron Holt, CFA
                                          President and Director of Research

Hansberger Institutional Series

About Your Fund's Expenses

As a shareholder of a Fund, you incur ongoing costs, including management fees and other expenses. These examples are intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Based on Actual Fund Return

The section below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on Hypothetical Return

The section below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                                                                                Expenses Paid
                                               Beginning                          Ending        During Period
                                                Account                           Account      July 1, 2005 -- Annualized
                                                 Value                             Value        December 31,    Expense
                                              July 1, 2005                   December 31, 2005      2005         Ratio
                                              ------------                   ----------------- --------------- ----------
Based on Actual Fund Return
International Value Fund
  Institutional Class.......................   $1,000.00                         $1,176.70          $5.49(1)      1.00%
  Advisor Class.............................   $1,000.00(2)                      $1,077.20(3)       $3.60(3)      1.15%
Emerging Markets Fund
  Institutional Class.......................   $1,000.00                         $1,280.40          $7.18(1)      1.25%
  Advisor Class.............................   $1,000.00(2)                      $1,121.50(3)       $4.48(3)      1.40%
International Growth Fund
  Institutional Class.......................   $1,000.00                         $1,171.60          $5.47(1)      1.00%
  Advisor Class.............................   $1,000.00(2)                      $1,057.20(3)       $3.56(3)      1.15%
International Core Fund
  Institutional Class.......................   $1,000.00(2)                      $1,072.40(3)       $3.12(3)      1.00%
  Advisor Class.............................   $1,000.00(2)                      $1,071.90(3)       $3.59(3)      1.15%

Based on Hypothetical Fund Return (5% average annual return before expenses)
International Value Fund
  Institutional Class........................  $1,000.00                         $1,020.16          $5.09(1)      1.00%
  Advisor Class..............................  $1,000.00                         $1,019.41          $5.85(4)      1.15%
Emerging Markets Fund
  Institutional Class........................  $1,000.00                         $1,018.90          $6.36(1)      1.25%
  Advisor Class..............................  $1,000.00                         $1,018.15          $7.12(4)      1.40%
International Growth Fund
  Institutional Class........................  $1,000.00                         $1,020.16          $5.09(1)      1.00%
  Advisor Class..............................  $1,000.00                         $1,019.41          $5.85(4)      1.15%
International Core Fund
  Institutional Class........................  $1,000.00                         $1,020.16          $5.09(4)      1.00%
  Advisor Class..............................  $1,000.00                         $1,019.41          $5.85(4)      1.15%

(1) These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as Expenses Paid During Period are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(2) Beginning Account Value is as of 9/13/05, the date on which the Advisor Class and the International Core Fund commenced operations.
(3) Ending Account Value and Expenses Paid are based on the period from 9/13/05 - 12/31/05. Therefore, expenses are calculated by multiplying the annualized expense ratio by the average account balance over the period from 9/13/05 - 12/31/05 and multiplying that number by 110/365 (to reflect the portion of the period that the Advisor Class and the International Core Fund were in existence).
(4) Expenses Paid During Period were calculated as if the Advisor Class and the International Core Fund had been in existence during the entire period.

Please note that the expenses shown in the table for the Funds and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transaction costs, such as redemption fees. The expenses in the table also do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If such costs, if applicable to you, were included, your costs would be higher.

                          PORTFOLIO MANAGEMENT REVIEW

                           INTERNATIONAL VALUE FUND

Market conditions during the year ended December 31, 2005

   International equities gave U.S. investors an opportunity to enhance returns in 2005. Despite a strengthening dollar, the Morgan Stanley Capital International ("MSCI") All Country World Index ex-U.S. Index (the "Index") rose 17.1% in U.S. dollar ("USD") terms for the year.

   The MSCI Pacific Index, which increased 23.0% in USD terms for the year, was a driver of the international indices' out-performance. Investors were especially attracted to the improving economic picture in Japan where deflation appears to be receding, GDP improving and domestic companies growing. The total return in USD terms of the Japanese market was 25.6% for the year. Elsewhere in the Pacific, the resource-rich Australian market returned 17.5% for the year. Hong Kong, New Zealand and Singapore were up 8.4%, 3.2% and 14.4% in USD terms, respectively.

   The MSCI European Index was up 9.9% in USD terms for the year. In the United Kingdom, the largest country in this region, rising interest rates popped a housing bubble and led to a significant slowing in consumer spending and anemic returns for its stock market of 7.4% in USD terms for the year. Overall, investors seemed buoyed by accelerating GDP growth in the Eurozone, which yielded USD returns of 8.9% for the year. Oil-centric Norway was the best performing market in Europe for the year, appreciating 25.7%. The best performing developed market in USD terms for 2005, however, was resource rich Canada, which rose 28.9%.

   The MSCI Emerging Markets Index was up 34.5%. On an individual basis, returns in the emerging market countries were quite disparate. Venezuela, where investor perception suffered from Chavez's nationalistic efforts, fell 24.1% for the year while, in contrast, Egypt rose 161.6%.

Fund performance during the year ended December 31, 2005

   The HIS International Value Fund (the "Fund") Institutional Class shares were up 17.15% for the year ended December 31, 2005, narrowly beating the benchmark MSCI ACWI Ex U.S. Index's (the "Index" or "Benchmark") 17.11% return over the same period. The Fund's return includes the effect of the adviser's reimbursement of the Fund during the year for expenses and for transaction fees owed the Fund. Without such reimbursements, the Fund would have underperformed the Index.

   Attribution by region indicates that most of the Fund's added value came from holding a different mix of currencies than the Index. Strong stock selection in the Emerging Markets combined with an overweighting of Brazil, a country in which the Fund had particularly strong stock selection, raised the relative return. The Fund also experienced positive stock selection in the Europe Ex UK region. The Japan, Pacific Ex Japan, and United Kingdom regions underperformed the corresponding parts of the Index during the year.

Market Outlook

   Mixed-signals may cloud investor strategy as we enter 2006. Although real GDP growth may not accelerate in the U.S., an important area of economic interest even for international investors, many economists still project real global GDP growth for the next two years in excess of 3% - comparable to the level that was estimated for 2005. Expectations for the U.K. have moderated, although GDP growth is still estimated to rise above 2% for 2006. Forecasts for the Eurozone and Japan are at a slightly lower level but have been recently upgraded. In the meantime, the World Bank is forecasting GDP growth in the developing countries in excess of 5% for both 2006 and 2007.

   Looking in developed regions, Hansberger Global Investors, Inc. ("HGI") analysts are particularly interested in finding those companies for which the market has under-estimated their ability to capitalize on their market position, but appear to have the management strategy and financial wherewithal to generate excess returns. This may be the case in Japan where we anticipate that improving deployment of capital and other resources may lead to levels of profitability and earnings not previously seen.

   Despite their recent out-performance, we believe Emerging Markets are still fertile ground for our analysts. As a whole, Emerging Market stocks are still trading at attractive valuation levels versus their developed market peers.

However, some individual markets such as Jordan look expensive. Jordan currently trades at a price-to-earnings ratio of approximately 41.5 times.

   Although the HGI Value Team factors macroeconomic inputs into its analyses, we will continue to focus our efforts on stock selection. HGI analysts are already planning trips to search the World's equity markets for stocks we believe represent good value and quality, and to confirm and refine the outlook and investment thesis for stocks already held in your portfolios.

   We thank you for your continued investment in the International Value Fund.

                                          For the International Value Fund Team
                                          Lauretta A. ("Retz") Reeves, CFA
                                          Chief Investment Officer - Value Team
                                          Hansberger Global Investors, Inc.

               Change in value of a $1,000,000 Investment in the
             International Value Fund vs. MSCI ACWI ex U.S. Index
                               12/30/96-12/31/05

                                    [Chart]

           Hansberger International Fund    MSCI ACWI ex U.S. Index
           -----------------------------    -----------------------
12/96              $1,000,000                      $1,000,000
12/97                 985,400                       1,020,400
12/98                 916,816                       1,167,950
12/99               1,185,902                       1,528,963
12/00               1,060,433                       1,298,243
12/01                 897,021                       1,045,085
12/02                 785,252                         891,771
12/03               1,115,843                       1,261,054
12/04               1,301,296                       1,530,415
 6/05               1,295,570                       1,535,312
 7/05               1,346,247                       1,595,367
 8/05               1,385,907                       1,642,366
 9/05               1,423,364                       1,686,754
10/05               1,383,704                       1,639,755
11/05               1,434,381                       1,699,810
12/05               1,524,463                       1,792,315



                                   Total Return -- Institutional Class
----------------------------------------------------------------------------------
Time Period                International Value Fund    MSCI ACWI ex U.S. Index
----------------------------------------------------------------------------------
One Year                            17.15%                      17.11%
----------------------------------------------------------------------------------
Average Annual Three Year           24.75%                      26.20%
----------------------------------------------------------------------------------
Average Annual Five Year             7.53%                       6.66%
----------------------------------------------------------------------------------
Average Annual
Since Inception (12/30/96)           4.80%                       6.70%

                                 . . . .  International Value Fund
                                 ----  MSCI ACWI ex U.S. Index

The above graph compares the Fund's performance with the MSCI All Country World Index ex U.S. (the "Index"), a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. For the periods above, the Fund limited expenses, without which total returns for the Fund would have been lower. Dividends in the Index are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Additionally, the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund's shares. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

  International Value Fund

  Portfolio of Investments
  December 31, 2005


                                          Value
 Shares                                 (Note A1)
---------------------------------------------------
          Common Stocks - 98.4% of Net Assets
          Australia - 1.6%
  245,614   Westpac Banking
             Corp.................... $   4,088,697
                                      -------------
          Brazil - 2.9%
   69,500   Companhia Energetica
             de Minas Gerais
             ADR.....................     2,561,770
   65,362   Petroleo Brasileiro S.A.
             ADR.....................     4,658,350
                                      -------------
                                          7,220,120
                                      -------------
          Canada - 2.6%
  123,400   Alcan, Inc...............     5,053,230
  142,109   Celestica, Inc. (a)......     1,500,671
                                      -------------
                                          6,553,901
                                      -------------
          China - 2.7%
6,161,024   Denway Motors Ltd........     2,040,392
1,526,400   Ping An Insurance
             Group Co. of China
             Ltd., Class H...........     2,804,127
2,956,000   Yanzhou Coal Mining
             Co., Ltd., Class H......     1,887,154
                                      -------------
                                          6,731,673
                                      -------------
          Finland - 2.2%
  162,300   Nokia Oyj................     2,976,449
   68,926   TietoEnator Oyj..........     2,519,052
                                      -------------
                                          5,495,501
                                      -------------
          France - 11.1%
  145,449   Axa S.A..................     4,697,237
   35,882   BNP Paribas..............     2,898,643
   74,300   Carrefour S.A............     3,477,431
  124,500   France Telecom S.A.......     3,093,254
   31,742   Schneider Electric
             S.A.....................     2,830,565
  111,300   STMicroelectronics
             N.V.....................     2,001,280
   79,879   Suez S.A.................     2,486,014
   16,422   Total S.A................     4,141,217
   56,000   Vivendi Universal
             S.A.....................     1,754,057
                                      -------------
                                         27,379,698
                                      -------------
          Germany - 6.6%
   12,112   Adidas-Salomon AG........     2,290,642
   46,040   Deutsche Bank AG
             (Registered)............     4,451,104
   38,395   E.ON AG..................     3,967,245
   29,581   Linde AG.................     2,303,940
   48,200   Schering AG..............     3,227,463
                                      -------------
                                         16,240,394
                                      -------------

                                       Value
 Shares                              (Note A1)
------------------------------------------------
          Greece - 0.6%
   51,530   Folli-Follie S.A.
             (Registered)......... $   1,371,577
                                   -------------
          Hong Kong - 1.8%
  215,854   Hutchison Whampoa
             Ltd..................     2,051,837
2,411,100   Johnson Electric
             Holdings Ltd.........     2,280,494
                                   -------------
                                       4,332,331
                                   -------------
          Indonesia - 0.9%
4,016,000   PT Indosat TbK........     2,282,196
                                   -------------
          Italy - 4.1%
  148,491   Eni S.p.A.............     4,149,208
  162,905   Saipem S.p.A..........     2,674,517
  477,100   UniCredito Italiano
             S.p.A................     3,289,064
                                   -------------
                                      10,112,789
                                   -------------
          Japan - 16.6%
  214,000   Asahi Glass Co., Ltd..     2,757,048
  342,000   Bank of Yokohama
             (The), Ltd...........     2,799,360
   70,400   Canon, Inc............     4,132,488
  171,000   Chugoku Bank (The),
             Ltd..................     2,451,467
  160,200   JS Group Corp.........     3,200,544
      314   KDDI Corp.............     1,817,794
  520,000   Marubeni Corp.........     2,784,824
   15,600   Nintendo Co., Ltd.....     1,888,950
  271,500   Nissan Motor Co.,
             Ltd..................     2,769,498
  166,300   Nomura Holdings,
             Inc..................     3,201,231
  216,000   Shionogi & Co., Ltd...     3,036,717
  195,000   Sumitomo Corp.........     2,523,622
  480,000   Sumitomo Trust &
             Banking Co., Ltd.....     4,894,284
   53,600   Takeda Pharmaceutical
             Co., Ltd.............     2,904,256
                                   -------------
                                      41,162,083
                                   -------------
          Korea - 4.9%
   29,774   Kookmin Bank..........     2,243,966
   53,330   LG Chem Ltd...........     2,978,996
    6,560   Samsung Electronics
             Co., Ltd.............     4,220,431
    6,010   Shinsegae Co., Ltd....     2,619,232
                                   -------------
                                      12,062,625
                                   -------------

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2005


                                       Value
Shares                               (Note A1)
------------------------------------------------
        Common Stocks (continued)
        Netherlands - 4.3%
134,890   ABN AMRO Holding
           N.V.................... $   3,521,594
117,972   ING Groep N.V...........     4,092,461
 93,867   Koninklijke (Royal)
           Philips Electronics
           N.V....................     2,915,308
                                   -------------
                                      10,529,363
                                   -------------
        Russia - 1.7%
 73,085   LUKOIL ADR..............     4,312,015
                                   -------------
        Singapore - 2.2%
331,600   DBS Group Holdings
           Ltd....................     3,285,364
287,900   Singapore Airlines Ltd..     2,141,042
                                   -------------
                                       5,426,406
                                   -------------
        South Africa - 1.8%
959,897   Old Mutual plc..........     2,719,614
 78,100   Telkom South Africa
           Ltd....................     1,663,561
                                   -------------
                                       4,383,175
                                   -------------
        Spain - 2.9%
306,100   Banco Santander Central
           Hispano S.A............     4,036,337
293,934   Telefonica Moviles
           S.A....................     3,084,521
                                   -------------
                                       7,120,858
                                   -------------
        Sweden - 1.0%
 99,000   Svenska Handelsbanken
           AB.....................     2,453,651
                                   -------------
        Switzerland - 8.9%
499,910   ABB Ltd. (a)............     4,375,833
 32,700   CIBA Specialty
           Chemicals..............     2,116,308
 81,674   Credit Suisse Group.....     4,160,385
 50,700   Lonza Group AG
           (Registered)...........     3,101,146
 10,119   Nestle S.A.
           (Registered)...........     3,021,922
 50,557   Novartis AG
           (Registered)...........     2,651,714
  3,270   Serono S.A..............     2,596,721
                                   -------------
                                      22,024,029
                                   -------------

                                        Value
 Shares                               (Note A1)
-------------------------------------------------
          Taiwan - 1.1%
1,435,689   Taiwan Semiconductor
             Manufacturing Co.,
             Ltd................... $   2,735,497
                                    -------------
          United Kingdom - 15.9%
   61,600   AstraZeneca plc........     2,994,088
  194,384   BP plc.................     2,081,343
  229,000   British Sky
             Broadcasting plc......     1,949,713
   35,465   Cattles plc............       200,696
  122,550   GlaxoSmithKline plc....     3,093,725
  956,954   Group 4 Securicor
             plc...................     2,650,674
  233,810   HBOS plc...............     3,989,080
  188,575   HSBC Holdings plc......     3,025,024
  233,262   ICAP plc...............     1,624,925
  631,139   Kingfisher plc.........     2,573,807
   74,500   Man Group plc..........     2,448,253
  123,314   Reuters Group plc......       913,521
   79,607   Royal Bank of Scotland
             Group plc.............     2,402,330
1,064,125   Signet Group plc.......     1,966,286
  122,918   Standard Chartered
             plc...................     2,735,146
  227,052   Unilever plc...........     2,256,947
1,146,587   Vodafone Group plc.....     2,467,395
                                    -------------
                                       39,372,953
                                    -------------
          Total -- Common Stocks
            (Cost $187,037,853)....   243,391,532
                                    -------------

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2005


Principal                              Value
 Amount                              (Note A1)
------------------------------------------------
           Short-Term Investment - 1.6%
$3,997,000   Repurchase Agreement
              with State Street
              Bank and Trust
              Company, dated
              12/30/2005 at
              2.050%, to be
              repurchased at
              $3,997,910 on
              1/3/2006,
              collateralized by
              $4,045,000 U.S.
              Treasury Note,
              3.875%, due
              7/31/2007 with a
              value of $4,078,141
              (Cost $3,997,000)... $  3,997,000
                                   ------------
           TOTAL INVESTMENTS -- 100.0%
             (Cost $191,034,853)..  247,388,532
           Other Assets and
            Liabilities
            (Net) -- 0.0%.........      (90,897)
                                   ------------
           NET ASSETS -- 100.0%... $247,297,635
                                   ============

(a)Non-income producing security.
ADRAmerican Depositary Receipt

                            Sector Diversification

                                             % of
                                             Net
                                            Assets Market Value
               -------------------------------------------------
               Financials..................  31.7  $ 78,514,039
               Industrials.................  11.2    27,596,482
               Energy......................   9.7    23,903,804
               Information Technology......   8.9    21,974,817
               Consumer Discretionary......   8.3    20,544,801
               Health Care.................   8.3    20,504,684
               Materials...................   6.3    15,553,620
               Telecommunication
                Services...................   5.8    14,408,723
               Consumer Staples............   4.6    11,375,533
               Utilities...................   3.6     9,015,029
               Short-Term Investment.......   1.6     3,997,000
                                            -----  ------------
                 Total Investments......... 100.0   247,388,532
               Other Assets and Liabilities
                (Net)......................   0.0       (90,897)
                                            -----  ------------
                 Net Assets................ 100.0  $247,297,635
                                            =====  ============

The accompanying notes are an integral part of the financial statements.

                          PORTFOLIO MANAGEMENT REVIEW

                             EMERGING MARKETS FUND

Market conditions during the year ended December 31, 2005

   Emerging Markets had another good year advancing 34.5% in 2005. This was the third consecutive year of double digit returns for the group. Latin America and energy led the way from a regional and sector perspective, but returns for the year were broad in nature and remarkably similar for all other regions and economic sectors. Latin American and energy stocks were the exception in 2005, as their returns greatly exceeded the rest of the group. Emerging Markets enjoyed the benefits of benign global economic conditions, as well as a less volatile political climate in 2005. High commodity prices, ample liquidity conditions in the world and relatively low risk aversion resulted in increasing demand for stocks from traditional and non-traditional investors. Similarly, political noises in Brazil, South Africa, Turkey and Indonesia among others, were diffused with limited or no contagion at all, driving returns for this group to their the highest levels seen in the last ten years.

   The MSCI Latin America Index advanced 50.4% in U.S. dollar ("USD") terms for the year with only 3.5% of that return coming in the fourth quarter of 2005. Latin American stocks had advanced 30.3% in the third quarter. Within the region, the small Colombian market posted the best performance in 2005 and in the last quarter, advancing at 107.5% and 42.3%, respectively, in the year and third quarter. President Uribe's relative success in his fight against the insurgent guerrillas and his increased chances for re-election appear to be the main drivers of this small market. Of the major markets in the region, Mexico outperformed Brazil in the last quarter in USD terms (10.97% vs. 1.4%), as there was important profit taking in both Petrobras (26.8% of the MSCI Brazil Index) and mining CVRD (17% of the MSCI Brazil Index). For the year, Brazil's 57% return edged out Mexico's 49.1%, as the impact of higher commodity and energy prices, as well as declining domestic interest rates, was felt in each country. The only negative performance in the region in 2005 came from Venezuela, where investor perception suffered from Chavez's nationalistic efforts, and the market fell -24.1% for the year.

   The MSCI Europe, Middle East and Africa Index had a good year, advancing 38.8% for the full year and was up 7% in the last quarter. Within this large geographic and diverse area, differences in regional returns were marked, especially in the last quarter. For instance, during the quarter, the MSCI Eastern Europe Index returned only 0.2%, while Israel, Turkey and South Africa advanced 14%, 16.7% and 9.1%, respectively. Hungary was the region's clear underperformer, as investors finally noticed the economic imbalances in the country, as evidenced by the existence of important twin deficits. Russian stocks, performed well through the year (the MSCI Russia Index was up 73.8%) but only posted a modest 4.6% advance in the last quarter as investor's allocated their funds to several IPO's which were launched during the quarter. Israel was the best regional market in the last quarter of the year, following strong investor flows in response to its improved economic outlook.

   The MSCI Emerging Asia Index outperformed the other two regions in the fourth quarter, advancing 8.7%, but it underperformed for the other regions for the year posting a 27.5% return. The region was led in 2005 by the small Pakistan market, which started the year in a volatile way, but steadied its performance after the first quarter, returning 64.9% for the year. Korea led the way for the major emerging markets during the year returning 58%. It was also the best Asian market in the last quarter, returning 15.3%. Increased consumer confidence in the country, as well as strong portfolio flows from domestic investors seem to be factors behind the resurgence of this Asian heavyweight, which posted steady returns throughout the year. Asia's other heavyweight, Taiwan, had a mediocre performance in 2005, as the financial and materials sectors struggled all year long. In fact, Taiwan was in negative territory until October, when a recovery in the technology sector, and bargain hunting in the financial sector, lifted the market into positive territory.

   From a sector perspective, the performance of nine of the ten sectors contained in the MSCI Emerging Market Index was interestingly close. The energy sector outperformed all sectors returning 62.34%, but the rest of the sectors returned between 25.5% and 38.1%, demonstrating that the performance of the emerging group was broad in nature, unlike the developed markets of the world, which saw sectors such as the energy sector advancing 31.9%, but also saw the telecommunication services sector posting negative returns at -4.93%.

Fund performance during the year ended December 31, 2005

The HIS Emerging Markets Fund (the "Fund") Institutional Class shares were up 30.97% for the year. While the return was good in an absolute sense, the Fund underperformed its benchmark MSCI Emerging Markets Free Index's (the "Index" or "Benchmark") 34.54% return over the same period. The Fund's return includes the effect of the adviser's reimbursement of the Fund during the year for expenses and for transaction fees owed the Fund. Without such reimbursements, the Fund would have underperformed the Index by a greater margin.

   Attribution by region indicated that the Fund's negative relative performance came primarily from allocation among regions. Stock selection within regions also had a small negative effect. Having a difference mix of currencies than the Index proved helpful. An average 4.2% cash position lowered returns during this period of strong market performance.

Market Outlook

   2006 is expected to be another year where emerging economies could grow faster than developed economies and as such, we continue to recommend that investors maintain exposure to this group. While economic forecasts suggest a continuation of the trends seen during 2006 for Latin America and the EMEA regions, Asian economies are expected to accelerate with China and India leading the effort. Our analysts continue to focus their search on leading companies where the market has under-estimated their leadership positions and their ability to generate sustainable returns, as well as those situations where the market has overreacted to short term situations, thus creating interesting opportunities for important revaluations.

   Despite the six year outperformance of emerging markets over the developed markets of the world, we continue to uncover opportunities for our shareholders. As a whole, Emerging Market stocks are still trading at attractive valuation levels versus their developed market peers. However, some of the smaller markets, such as Jordan, Colombia and Egypt look expensive. These markets have posted outstanding performance in recent years and are trading at price-earnings multiples of approximately 41.5 times in the case of Jordan, 31.5 times for Egypt and 29.7 times for Colombia.

                                          For the Emerging Markets Fund Team
                                          Francisco J. Alzuru, CFA
                                          Managing Director - Emerging Markets
                                            Research
                                          Hansberger Global Investors, Inc.

                  Change in value of a $1,000,000 Investment
       in the Emerging Markets Fund vs. MSCI Emerging Markets Free Index
                               12/30/96-12/31/05

                                    [CHART]

                 Hansberger Emerging
                      Markets Fund         MSCI Emerging Markets Free Index
                 --------------------      --------------------------------
 12/96                 $1,000,000                      $1,000,000
 12/97                    848,900                         884,200
 12/98                    592,532                         660,144
 12/99                    982,537                       1,098,545
 12/00                    699,566                         762,280
 12/01                    703,904                         744,214
 12/02                    693,627                         699,562
 12/03                  1,072,416                       1,093,275
 12/04                  1,293,870                       1,376,980
  6/05                  1,323,370                       1,463,179
  7/05                  1,421,447                       1,571,618
  8/05                  1,456,379                       1,610,240
  9/05                  1,569,235                       1,735,018
 10/05                  1,485,936                       1,642,920
 11/05                  1,600,136                       1,769,184
 12/05                  1,694,479                       1,852,657



                                          Total Return -- Institutional Class
-----------------------------------------------------------------------------------------
                                                              MSCI Emerging Markets
Time Period                       Emerging Markets Fund       Free Index
-----------------------------------------------------------------------------------------
One Year                                   30.97%                      34.54%
-----------------------------------------------------------------------------------------
Average Annual Three Year                  34.68%                      38.35%
-----------------------------------------------------------------------------------------
Average Annual Five Year                   19.36%                      19.41%
-----------------------------------------------------------------------------------------
Average
Annual Since Inception (12/30/96)           6.03%                       7.09%

                                 . . . .  Emerging Markets Fund
                                 ----  MSCI EMF Index

The above graph compares the Fund's performance with the MSCI Emerging Markets Free Index (the "Index"), a broad-based unmanaged index that represents the general performance of equity securities in developing markets. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. For the periods above, the Fund limited expenses, without which total returns for the Fund would have been lower. Dividends in the Index are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Additionally, the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund's shares. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

  Emerging Markets Fund

  Portfolio of Investments
  December 31, 2005


                                        Value
  Shares                              (Note A1)
-------------------------------------------------
            Common Stocks - 98.3% of Net
              Assets
            Brazil - 11.8%
    158,400   Banco Bradesco
               S.A................. $   4,368,651
     88,309   Companhia de
               Bebidas das
               Americas ADR........     3,360,157
173,604,000   Companhia
               Energetica de
               Minas Gerais........     5,939,495
    153,400   Companhia Vale do
               Rio Doce S.A.
               ADR.................     5,560,750
    204,900   Petroleo Brasileiro
               S.A. ADR............    13,847,761
    553,000   Sadia S.A. PFD.......     1,560,877
    221,400   TeleNorte Leste
               Participacoes S.A.
               ADR.................     3,967,488
                                    -------------
                                       38,605,179
                                    -------------
            Chile - 0.6%
  6,817,538   Madeco S.A. (a)......       550,122
    201,897   Madeco S.A.
               ADR (a).............     1,568,740
                                    -------------
                                        2,118,862
                                    -------------
            China - 11.0%
  4,759,000   China Construction
               Bank, Class H (a)...     1,641,850
  1,356,600   China Mobile (Hong
               Kong) Ltd...........     6,420,638
  9,278,000   China Petroleum &
               Chemical Corp.......     4,593,303
  4,266,200   Datang International
               Power Generation
               Co., Ltd.,
               Class H.............     3,133,023
 14,695,400   Denway Motors Ltd....     4,866,785
  5,300,000   GOME Electrical
               Appliances
               Holdings Ltd........     3,586,874
  7,300,000   Lenovo Group Ltd.....     3,355,797
  3,957,206   Ping An Insurance
               Group Co. of
               China Ltd.,
               Class H.............     7,269,724
    723,000   Weichai Power Co.,
               Ltd., Class H.......     1,215,991
                                    -------------
                                       36,083,985
                                    -------------

                                        Value
  Shares                              (Note A1)
-------------------------------------------------
           Hong Kong - 2.2%
   453,600   Hutchison Whampoa
              Ltd.................. $   4,311,772
 3,078,300   Johnson Electric
              Holdings Ltd.........     2,911,553
                                    -------------
                                        7,223,325
                                    -------------
           Hungary - 1.7%
    17,500   Gedeon Richtor Rt.....     3,145,870
    71,300   OTP Bank Rt...........     2,330,844
                                    -------------
                                        5,476,714
                                    -------------
           India - 5.5%
   244,756   Bharti Tele-Ventures
              Ltd. (a).............     1,877,026
   184,094   Corporation Bank......     1,483,452
 2,986,059   Gujarat Ambuja
              Cements Ltd..........     5,292,548
   224,545   Hero Honda Motors
              Ltd..................     4,251,821
   157,000   Mahindra & Mahindra
              Ltd..................     1,772,720
   132,000   Oil & Natural Gas
              Corp., Ltd...........     3,437,305
                                    -------------
                                       18,114,872
                                    -------------
           Indonesia - 2.4%
13,596,000   PT Indosat TbK........     7,726,280
                                    -------------
           Israel - 0.9%
   673,262   Bank Hapoalim B.M.....     3,105,293
                                    -------------
           Korea - 17.0%
    16,000   Amorepacific Corp.....     4,989,187
    30,400   GS Home Shopping,
              Inc..................     3,837,306
    62,400   Hyundai Motor Co.,
              Ltd..................     5,936,239
   119,556   Kookmin Bank
              ADR (a)..............     8,932,029
   139,390   LG Chem Ltd...........     7,786,278
    22,282   Samsung Electronics
              Co., Ltd.............    14,335,310
    22,880   Shinsegae Co., Ltd....     9,971,386
                                    -------------
                                       55,787,735
                                    -------------
           Malaysia - 0.6%
   970,100   Maxis Communications
              Bhd..................     2,152,240
                                    -------------
           Mexico - 4.7%
   117,100   America Movil S.A. de
              C.V. ADR.............     3,426,346
   136,544   Cemex S.A. de C.V.
              ADR..................     8,101,156
    47,000   Grupo Televisa S.A.
              ADR..................     3,783,500
                                    -------------
                                       15,311,002
                                    -------------

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2005


                                        Value
  Shares                              (Note A1)
-------------------------------------------------
           Common Stocks (continued)
           Russia - 8.8%
   177,000   Evraz Group S.A. GDR
              144A................. $   3,203,700
   215,800   LUKOIL ADR............    12,732,200
    62,600   MMC Norilsk Nickel
              ADR..................     5,947,000
    80,050   Surgutneftegaz ADR....     7,116,445
                                    -------------
                                       28,999,345
                                    -------------
           South Africa - 10.8%
   267,900   Barloworld Ltd........     4,686,651
    44,800   Impala Platinum
              Holdings Ltd.........     6,597,122
   293,428   Nedbank Group Ltd.....     4,640,531
 3,504,000   Network Healthcare
              Holdings Ltd. (a)....     4,172,607
 1,308,000   Old Mutual plc........     3,705,872
   310,000   Sappi Ltd. ADR........     3,512,300
   146,000   Standard Bank Group
              Ltd..................     1,752,229
   291,700   Telkom S.A. Ltd.......     6,213,327
                                    -------------
                                       35,280,639
                                    -------------
           Taiwan - 12.2%
 2,966,550   Asustek Computer,
              Inc..................     9,102,812
 2,975,000   Chi Mei
              Optoelectronics
              Corp.................     4,390,334
 9,677,272   Chinatrust Financial
              Holding Co., Ltd.....     7,663,835
 3,086,892   President Chain Store
              Corp.................     6,478,671
 6,422,897   Taiwan
              Semiconductor
              Manufacturing Co.,
              Ltd..................    12,237,897
                                    -------------
                                       39,873,549
                                    -------------
           Thailand - 4.1%
   946,400   Advanced Info Service
              Public Co.,
              Ltd. (b).............     2,491,437
 1,754,000   Bangkok Bank Public
              Co., Ltd.............     4,913,415
28,012,100   Land & Houses Public
              Co., Ltd.............     6,090,934
                                    -------------
                                       13,495,786
                                    -------------
           Turkey - 3.1%
   598,220   Akbank T.A.S..........     4,844,164
   421,403   Enka Insaat ve Sanayi
              A.S..................     5,232,345
                                    -------------
                                       10,076,509
                                    -------------

                                       Value
 Shares                              (Note A1)
------------------------------------------------
           United Kingdom  - 0.9%
   179,676   HSBC Holdings plc.... $   2,882,271
                                   -------------
           Total -- Common Stocks
             (Cost $212,992,112)..   322,313,586
                                   -------------

Principal
 Amount
-----------
           Short-Term Investment  - 0.8%
$2,514,000   Repurchase
              Agreement with
              State Street Bank
              and Trust Company,
              dated 12/30/2005 at
              2.050%, to be
              repurchased at
              $2,514,573 on
              1/3/2006,
              collateralized by
              $2,545,000 U.S.
              Treasury Note,
              3.875%, due
              7/31/2007 with a
              value of $2,565,851
              (Cost $2,514,000)...     2,514,000
                                   -------------
           TOTAL INVESTMENTS -- 99.1%
             (Cost $215,506,112)..   324,827,586
           Other Assets and
            Liabilities
            (Net) -- 0.9%.........     2,915,654
                                   -------------
           NET ASSETS -- 100.0%... $ 327,743,240
                                   =============

(a)Non-income producing security.
(b)Fair-valued security as of December 31, 2005 (see Notes to Portfolio of Investments, Note A1). As of December 31, 2005, this security represents $2,491,437, 0.8% of net assets.
144ASecurity issued in a transaction exempt from registration under Rule 144A
    ("Rule 144A Security") of the Securities Act of 1933, as amended (the "Securities Act") that has been deemed by Hansberger Global Investors, Inc. (the "Adviser") to be liquid. These types of securities are subject to restrictions on resale and may only be resold upon registration under the Securities Act or in transactions exempt from registration, including sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered. At December 31, 2005, Rule 144A Securities that have been deemed to be liquid represent $3,203,700, 1.0% of net assets.
ADRAmerican Depositary Receipt
GDRGlobal Depositary Receipt
PFDPreferred

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2005



                            Sector Diversification

                                              % of
                                              Net
                                             Assets Market Value
                ------------------------------------------------
                Financials..................  18.2  $ 59,534,157
                Materials...................  14.1    46,000,854
                Information Technology......  13.2    43,422,150
                Energy......................  12.7    41,727,014
                Telecommunication
                 Services...................  10.5    34,274,782
                Consumer Discretionary......  10.4    34,126,180
                Consumer Staples............   8.1    26,360,279
                Industrials.................   6.2    20,477,174
                Utilities...................   2.8     9,072,518
                Health Care.................   2.2     7,318,478
                Short-Term Investment.......   0.7     2,514,000
                                             -----  ------------
                  Total Investments.........  99.1   324,827,586
                Other Assets and Liabilities
                 (Net)......................   0.9     2,915,654
                                             -----  ------------
                  Net Assets................ 100.0  $327,743,240
                                             =====  ============

The accompanying notes are an integral part of the financial statements.

                          PORTFOLIO MANAGEMENT REVIEW

                           INTERNATIONAL GROWTH FUND

Market conditions during the year ended December 31, 2005

   The MSCI All Country World ex U.S. Free Index benchmark ("Benchmark" or "Index") ended the year with a positive return of 17.1%. 2005 proved to be a year of strong positive returns in U.S. dollars across the majority of regions and sectors of the Benchmark. Within the geographic regions, the Emerging Markets were the clear stand out during the period, providing U.S. dollar returns of 34.5% followed by impressive results for Japan which returned 25.6%. Europe and Pacific ex Japan under performed the Benchmark. In terms of the performance of economic sectors within the Benchmark, there was a dramatically favorable result produced by the primary areas of the economy. Consequently, the top two sectors were Energy (+31.5%) and Materials (+27.6%). Industrials (+25.3%) were another cyclical area that performed well during the year. One sector was a noticeable laggard during the year: Telecommunication Services (-4.8%). It was the only sector that had a negative return and, in fact, all other sectors were up at least 10%.

Fund performance during the year ended December 31, 2005

   The HIS International Growth Fund (the "Fund") Institutional Class shares were up 17.09% during the year, narrowly underperforming the benchmark MSCI ACWI Ex U.S. Index's (the "Index" or "Benchmark") 17.11% return. The Fund's return includes the effect of the adviser's reimbursement of the Fund during the year for Fund expenses. Without such reimbursement, the Fund would have underperformed the Index by a greater margin.

   Attribution by region indicated that most of the Fund's value added came from stock selection, with allocation among regions lowering the relative return. Among regions, Europe Ex UK, Pacific Ex Japan, and the Emerging Markets had the largest positive impact on relative return, primarily from stock selection. Stock selection in the United Kingdom offset some of those gains. Holding a different mix of currencies than the benchmark also lowered the relative return.

Market Outlook

   Entering 2006, some traditional measures, such as the market earnings yield relative to bond yields, cause the outlook for equity market returns to look attractive, in our opinion. Clouding this, however, is the enduring strength of global commodity prices (crude oil, natural gas, copper, etc) and the eventual repercussions that this may have on the sustainability of corporate profit margins and global growth in the future. This is offset to a degree by the presence of lower cost countries such as China and India that appear to be keeping wage inflation pressures in North America and Europe under control. Through the combination of a healthy global economic back drop and elements of producer pricing power, corporations have been able to maintain and indeed expand profit margins over the last several years. Equity markets have acknowledged this as reflected in the 3 year trailing annualized return of 26.2% in U.S. dollars for the MSCI All Country World Free ex USA Index.

   Looking ahead, global growth appears to be continuing into 2006 at a steady pace of 2-3%. Moreover, the U.S. Federal Reserve may be nearing the end of its tightening cycle for short term interest rates. Because of this, we are wary of the possibility that this may trigger renewed weakness in the U.S.
dollar - positive for international equities in general, but possibly negative for individual companies that do significant business in the United States. Overall, given the current outlook of benign inflation and a generally improving employment situation around the world, we expect a constructive environment for international equities.

                                          For the International Growth Fund Team
                                          Thomas R. Tibbles, CFA
                                          Chief Investment Officer - Growth Team
                                          Hansberger Global Investors, Inc.

Change in value of a $1,000,000 Investment in the International Growth Fund vs.
                   MSCI ACWI ex U.S. Index 6/23/03-12/31/05

                                    [CHART]

           Hansberger International  Growth Fund      MSCI ACWI ex U.S. Index
           ------------------------  -----------      -----------------------
 6/03                    $995,000                            $1,000,000
12/03                   1,251,511                             1,272,800
  604                   1,252,888                             1,324,985
12/04                   1,427,665                             1,544,667
 6/05                   1,419,675                             1,549,610
 7/05                   1,474,437                             1,609,384
 8/05                   1,526,099                             1,665,774
 9/05                   1,571,562                             1,715,398
10/05                   1,529,199                             1,669,158
11/05                   1,569,495                             1,713,142
12/05                   1,663,323                             1,809,007



     ----------------------------------------------------------------------

                                    Total Return -- Institutional Class
     ----------------------------------------------------------------------
     Time Period                International Growth Fund MSCI ACWI ex U.S.
                                                          Index
     ----------------------------------------------------------------------
     One Year                            17.09%                17.11%
     ----------------------------------------------------------------------
     Average Annual
     Since Inception (6/23/03)           22.52%                24.87%
     ----------------------------------------------------------------------

                                 . . . .  International Growth Fund
                                 ----  MSCI ACWI ex U.S. Index

The above graph compares the Fund's performance with the MSCI All Country World Index ex U.S. (the "Index"), a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the Index include reinvestment of all dividends and capital gains. For the periods above, the Fund limited expenses, without which total returns for the Fund would have been lower. Dividends in the Index are reinvested gross of withholding taxes. The Index is float weighted. The Index does not include commissions or fees that an investor purchasing the securities in the Index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Additionally, the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund's shares. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those comprising the Index are likely to be different, and any securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

  International Growth Fund

  Portfolio of Investments
  December 31, 2005


                                       Value
 Shares                              (Note A1)
------------------------------------------------
          Common Stocks - 99.4% of Net Assets
          Australia - 1.8%
  134,677   Woodside Petroleum
             Ltd.................. $   3,850,674
                                   -------------
          Belgium - 1.1%
  134,282   SES Global FDR........     2,352,637
                                   -------------
          Brazil - 2.2%
   56,100   Aracruz Celulose S.A.
             ADR..................     2,244,561
   59,368   Companhia de Bebidas
             das Americas ADR.....     2,258,952
                                   -------------
                                       4,503,513
                                   -------------
          Canada - 3.7%
   76,600   Manulife Financial
             Corp.................     4,504,080
   50,040   Suncor Energy, Inc....     3,159,025
                                   -------------
                                       7,663,105
                                   -------------
          Denmark - 1.7%
  218,900   Vestas Wind Systems
             A/S (a)..............     3,579,995
                                   -------------
          France - 10.4%
   78,800   Bouygues S.A..........     3,851,113
   27,400   Essilor International
             S.A..................     2,210,631
   25,100   Sanofi-Aventis........     2,197,447
   36,600   Schneider Electric
             S.A..................     3,263,773
   44,600   Technip S.A...........     2,695,943
   33,700   Total S.A. ADR........     4,259,680
   70,500   Veolia
             Environnement........     3,188,661
                                   -------------
                                      21,667,248
                                   -------------
          Germany - 4.3%
   27,937   Allianz AG............     4,225,858
   45,000   SAP AG ADR............     2,028,150
   32,500   Siemens AG
             (Registered).........     2,781,875
                                   -------------
                                       9,035,883
                                   -------------
          Hong Kong - 3.2%
  524,000   Esprit Holdings Ltd...     3,716,858
1,719,023   Shangri-La Asia Ltd...     2,872,590
                                   -------------
                                       6,589,448
                                   -------------
          India - 3.3%
   63,000   HDFC Bank Ltd. ADR....     3,206,700
   45,500   Infosys Technologies
             Ltd. ADR.............     3,679,130
                                   -------------
                                       6,885,830
                                   -------------

                                         Value
Shares                                 (Note A1)
--------------------------------------------------
        Israel - 1.6%
 75,700   Teva Pharmaceutical
           Industries Ltd. ADR...... $   3,255,857
                                     -------------
        Italy - 2.3%
706,000   UniCredito Italiano
           S.p.A....................     4,867,070
                                     -------------
        Japan - 20.0%
 45,700   Canon, Inc................     2,682,595
146,200   Denso Corp................     5,061,540
  8,900   Keyence Corp..............     2,531,023
 53,400   Nidec Corp................     4,542,968
 45,000   Nitto Denko Corp..........     3,506,060
 18,800   Orix Corp.................     4,785,155
282,000   Sharp Corp................     4,290,740
 33,000   SMC Corp..................     4,715,927
    489   Sumitomo Mitsui Financial
           Group, Inc...............     5,165,966
 83,300   Toyota Motor Corp.........     4,351,933
                                     -------------
                                        41,633,907
                                     -------------
        Korea - 3.4%
 43,600   Kookmin Bank ADR (a)......     3,257,356
 11,863   Samsung Electronics Co.,
           Ltd. GDR 144A............     3,908,859
                                     -------------
                                         7,166,215
                                     -------------
        Mexico - 1.2%
 45,400   Wal Mart De Mexico S.A.
           de C.V. ADR..............     2,518,038
                                     -------------
        Netherlands - 1.9%
195,200   ASML Holding N.V. (a).....     3,919,616
                                     -------------
        Singapore - 1.1%
233,000   DBS Group Holdings Ltd....     2,308,474
                                     -------------
        Spain - 5.3%
253,600   Banco Bilbao Vizcaya
           Argentaria S.A...........     4,527,737
214,000   Banco Santander Central
           Hispano S.A..............     2,821,875
251,148   Telefonica S.A............     3,775,126
                                     -------------
                                        11,124,738
                                     -------------
        Switzerland - 7.7%
  8,095   Nestle S.A.
           (Registered).............     2,417,478
 10,350   Nobel Biocare Holding AG..     2,278,355
 82,600   Novartis AG
           (Registered).............     4,332,369
 18,630   Roche Holding AG..........     2,793,383
 43,820   UBS AG (Registered).......     4,165,125
                                     -------------
                                        15,986,710
                                     -------------

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2005


                                       Value
 Shares                              (Note A1)
------------------------------------------------
           Common Stocks (continued)
           United Kingdom - 23.2%
 1,082,842   ARM Holdings plc..... $   2,247,320
   264,798   Barclays plc.........     2,777,925
   173,900   BHP Billiton plc.....     2,846,060
    58,300   BP plc ADR...........     3,744,026
   577,700   British Sky
              Broadcasting plc....     4,918,556
 1,001,963   Hays plc.............     2,161,299
   233,800   HBOS plc.............     3,988,910
   125,400   Johnson Matthey
              plc.................     3,046,551
    68,120   Reckitt Benckiser
              plc.................     2,246,472
   329,300   Rolls-Royce Group
              plc.................     2,423,601
   117,263   Royal Bank of
              Scotland Group
              plc.................     3,538,689
   342,900   Smith & Nephew
              plc.................     3,154,338
   169,100   Smiths Group plc.....     3,044,063
   730,528   Tesco plc............     4,164,004
   190,500   Vodafone Group plc
              ADR.................     4,090,035
                                   -------------
                                      48,391,849
                                   -------------
           Total -- Common Stocks
             (Cost $183,371,023)..   207,300,807
                                   -------------

Principal
 Amount
-----------
           Short-Term Investment - 1.3%
$2,685,000   Repurchase
              Agreement with
              State Street Bank
              and Trust Company,
              dated 12/30/2005 at
              2.050%, to be
              repurchased at
              $2,685,612 on
              1/3/2006,
              collateralized by
              $2,720,000 U.S.
              Treasury Note,
              3.875%, due
              7/31/2007 with a
              value of $2,742,285
              (Cost $2,685,000)... $   2,685,000
                                   -------------

Principal                                  Value
 Amount                                  (Note A1)
----------------------------------------------------
          TOTAL INVESTMENTS -- 100.7%
            (Cost $186,056,023)....... $209,985,807
          Other Assets and Liabilities
           (Net) -- (0.7)%............   (1,461,593)
                                       ------------
          NET ASSETS -- 100.0%........ $208,524,214
                                       ============

(a)Non-income producing security.
144ASecurity issued in a transaction exempt from registration under Rule 144A
    ("Rule 144A Security") of the Securities Act of 1933, as amended (the "Securities Act") that has been deemed by Hansberger Global Investors, Inc. (the "Adviser") to be liquid. These types of securities are subject to restrictions on resale and may only be resold upon registration under the Securities Act or in transactions exempt from registration, including sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered. At December 31, 2005, Rule 144A Securities that have been deemed to be liquid represent $3,908,859, 1.9% of net assets.
ADRAmerican Depositary Receipt
GDRGlobal Depositary Receipt
FDRFiduciary Depositary Receipt

                            Sector Diversification

                                             % of
                                             Net
                                            Assets Market Value
               -------------------------------------------------
               Financials..................  26.0  $ 54,140,919
               Consumer Discretionary......  13.2    27,564,855
               Information Technology......  12.3    25,539,661
               Industrials.................  10.5    21,970,533
               Health Care.................   9.7    20,222,381
               Energy......................   8.5    17,709,348
               Consumer Staples............   6.5    13,604,945
               Telecommunication
                Services...................   5.6    11,716,273
               Materials...................   5.6    11,643,231
               Utilities...................   1.5     3,188,661
               Short-Term Investment.......   1.3     2,685,000
                                            -----  ------------
                 Total Investments......... 100.7   209,985,807
               Other Assets and Liabilities
                (Net)......................  (0.7)   (1,461,593)
                                            -----  ------------
                 Net Assets................ 100.0  $208,524,214
                                            =====  ============

The accompanying notes are an integral part of the financial statements.

                          PORTFOLIO MANAGEMENT REVIEW

                            INTERNATIONAL CORE FUND

Market conditions during the year ended December 31, 2005

   The final quarter of 2005 proved to be a good conclusion to a year of strong positive returns in U.S. dollars across the majority of regions and sectors of the MSCI All Country World ex-U.S. Index (the "Index"). Despite a strengthening dollar, the Index rose 17.1% in U.S. dollar ("USD") terms for the year.

   The MSCI Pacific Index increased 23.0% in USD terms for the year with 8.7% of that return coming in the fourth quarter of 2005. The developed Pacific region was a driver of the international indices' out-performance for both time periods. Investors were especially attracted to the improving economic picture in Japan where deflation appears to be receding, GDP is improving and domestic companies are growing. The total return in USD terms of the Japanese market was 25.6% for the year with an 11.9% return in the fourth quarter. Elsewhere in the Pacific, the resource-rich Australian market returned 17.5% for the year although it declined by 0.4% during the fourth quarter. The smaller markets of Hong Kong (+8.4% in 2005) and New Zealand (+3.2% in 2005) also lost some steam during the fourth quarter. The Hong Kong market declined 3.0% and the New Zealand market dropped 3.6% in the last quarter of the year. Singapore, however, posted gains for both the year (+14.4%) and the last quarter of the year (+4.3%).

   The MSCI European Index was up 9.9% in USD terms for the year, with only a 2.0% return in the fourth quarter of 2005. In the United Kingdom, the largest country in this region, rising interest rates popped a housing bubble and led to a significant slowing in consumer spending and returns for its stock market of 7.4% in USD terms for the year and only 0.2% for the fourth quarter. Overall, investors seemed buoyed by accelerating GDP growth in the Eurozone, which yielded USD returns of 8.9% for the year and 2.6% for the last quarter. Oil-centric Norway was the best performing market in Europe for the year, appreciating 25.7% but falling 4.4% in the last quarter. The best performing developed market in USD terms for 2005 was resource rich Canada which rose 28.9% for the year but only 2.2% for the last quarter.

   As a whole, Emerging Markets turned in another good performance, with the MSCI Emerging Markets Index up 34.5% for the full year and up 7.2% in the last quarter. On an individual basis, returns in the emerging market countries were quite disparate. Venezuela, where investor perception suffered from Chavez's nationalistic efforts, fell 24.1% for the year while, in contrast, Egypt rose 161.6%. For the last quarter, Sri Lanka was the laggard, down 21.3%, whereas the tiny Colombian market rose 42.4%.

Fund performance during the period ended December 31, 2005

   The HIS International Core Fund (the "Fund") Institutional Class shares were up 7.24% since the Fund's inception in September, outperforming the benchmark MSCI ACWI Ex U.S. Index's 6.79% return over the same period. The Fund's return includes the effect of the adviser's reimbursement of the Fund during the year for Fund expenses. Without such reimbursement, the Fund's return would have been lower than the Index.

   Attribution by region indicated that most of the Fund's value added came from stock selection with allocation among regions lowering the relative return. Among regions, Japan, Europe Ex UK , and the Emerging Markets had the largest positive impact, primarily from stock selection. Holding a different mix of currencies than the benchmark raised the relative return; however, stock selection in the United Kingdom offset some of those gains.

Market Outlook

   Entering 2006, some traditional measures, such as the market earnings yield relative to bond yields, cause the outlook for equity market returns to appear attractive, in our opinion. Clouding this, however, is the enduring strength of global commodity prices (crude oil, natural gas, copper, etc) and the eventual repercussions that this may have on the sustainability of corporate profit margins and global growth in the future. This is offset to a degree by the presence of lower cost countries such as China and India that appear to be keeping wage inflation pressures in North America and Europe under control. Through the combination of a healthy global economic back drop and elements of producer pricing power, corporations have been able to maintain and indeed expand profit margins over the last several years. Equity markets have acknowledged this as reflected in the 3 year trailing annualized return of 26.2% in U.S. dollars for the MSCI All Country World ex-USA Index.

   Looking ahead, global growth appears to be continuing into 2006 at a steady pace of 2-3%. Moreover, the U.S. Federal Reserve may be nearing the end of its tightening cycle for short term interest rates. Because of this, we are wary of the possibility that this may trigger renewed weakness in the U.S.
dollar - positive for international equities in general, but possibly negative for individual companies that do significant business in the United States. Overall, given the current outlook of benign inflation and a generally improving employment situation around the world, we would expect a constructive environment for international equities.

                                          For the International Core Fund Team
                                          Lauretta A. ("Retz") Reeves, CFA
                                          Chief Investment Officer - Value Team
                                          Hansberger Global Investors, Inc.

                                          Thomas R. Tibbles, CFA
                                          Chief Investment Officer - Growth Team
                                          Hansberger Global Investors, Inc.

                                          Neil E. Riddles, CFA
                                          Chief Operating Officer
                                          Hansberger Global Investors, Inc.

  International Core Fund

  Portfolio of Investments
  December 31, 2005


                                       Value
Shares                               (Note A1)
------------------------------------------------
        Common Stocks - 97.2% of Net Assets
        Australia - 1.6%
 17,185   Westpac Banking Corp..... $    286,076
 12,462   Woodside Petroleum
           Ltd.....................      356,312
                                    ------------
                                         642,388
                                    ------------
        Belgium - 0.6%
 12,471   SES Global FDR...........      218,493
                                    ------------
        Brazil - 2.5%
  5,400   Aracruz Celulose S.A.
           ADR.....................      216,054
  5,541   Companhia de Bebidas das
           Americas ADR............      210,835
  5,200   Companhia Energetica de
           Minas Gerais ADR........      191,672
  4,800   Petroleo Brasileiro S.A.
           ADR.....................      342,096
                                    ------------
                                         960,657
                                    ------------
        Canada - 3.0%
  7,800   Alcan, Inc...............      319,410
 13,549   Celestica, Inc. (a)......      143,078
  7,100   Manulife Financial
           Corp....................      417,480
  4,787   Suncor Energy, Inc.......      302,203
                                    ------------
                                       1,182,171
                                    ------------
        China - 1.4%
516,000   Denway Motors Ltd........      170,888
114,500   Ping An Insurance Group
           Co. of China Ltd.,
           Class H.................      210,346
282,000   Yanzhou Coal Mining Co.,
           Ltd., Class H...........      180,033
                                    ------------
                                         561,267
                                    ------------
        Denmark - 0.8%
 20,100   Vestas Wind Systems
           A/S (a).................      328,725
                                    ------------
        Finland - 1.0%
 11,600   Nokia Oyj ADR............      212,280
  5,100   TietoEnator Oyj..........      186,391
                                    ------------
                                         398,671
                                    ------------
        France - 10.5%
  7,200   Axa S.A..................      232,522
  2,850   BNP Paribas..............      230,231
  7,300   Bouygues S.A.............      356,766
  5,000   Carrefour S.A............      234,013
  2,600   Essilor International
           S.A.....................      209,768

                                        Value
Shares                                (Note A1)
-------------------------------------------------
        France (continued)
 10,000   France Telecom S.A........ $    248,454
  2,400   Sanofi-Aventis............      210,114
  5,900   Schneider Electric S.A....      526,127
 10,000   STMicroelectronics
           N.V......................      179,810
  5,400   Suez S.A..................      168,060
  4,300   Technip S.A...............      259,923
  5,700   Total S.A. ADR............      720,480
  6,500   Veolia Environnement......      293,990
  7,100   Vivendi Universal S.A.....      222,389
                                     ------------
                                        4,092,647
                                     ------------
        Germany - 5.4%
  1,000   Adidas-Salomon AG.........      189,122
  2,569   Allianz AG................      388,597
  3,600   Deutsche Bank AG
           (Registered).............      348,045
  3,000   E.on AG...................      309,981
  2,300   Linde AG..................      179,137
  4,100   SAP AG ADR................      184,787
  3,900   Schering AG...............      261,143
  3,000   Siemens AG
           (Registered).............      256,789
                                     ------------
                                        2,117,601
                                     ------------
        Greece - 0.3%
  4,480   Folli-Follie S.A.
           (Registered).............      119,244
                                     ------------
        Hong Kong - 2.5%
 48,000   Esprit Holdings Ltd.......      340,475
 18,000   Hutchison Whampoa
           Ltd......................      171,102
191,500   Johnson Electric Holdings
           Ltd......................      181,127
160,000   Shangri-La Asia Ltd.......      267,370
                                     ------------
                                          960,074
                                     ------------
        India - 1.6%
  5,800   HDFC Bank Ltd. ADR........      295,220
  4,200   Infosys Technologies Ltd.
           ADR......................      339,612
                                     ------------
                                          634,832
                                     ------------
        Indonesia - 0.5%
316,500   PT Indosat TbK............      179,859
                                     ------------
        Israel - 0.8%
  7,100   Teva Pharmaceutical
           Industries Ltd. ADR......      305,371
                                     ------------

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2005


                                        Value
Shares                                (Note A1)
-------------------------------------------------
       Common Stocks (continued)
       Italy - 3.0%
11,400   Eni S.p.A.................. $    318,544
12,900   Saipem S.p.A...............      211,788
95,900   UniCredito Italiano
          S.p.A.....................      661,122
                                     ------------
                                        1,191,454
                                     ------------
       Japan - 18.4%
21,000   Asahi Glass Co., Ltd.......      270,551
29,000   Bank of Yokohama (The),
          Ltd.......................      237,373
 8,700   Canon, Inc.................      510,691
12,000   Chugoku Bank (The),
          Ltd.......................      172,033
13,500   Denso Corp.................      467,379
12,000   JS Group Corp..............      239,741
    44   KDDI Corp..................      254,723
   800   Keyence Corp...............      227,508
36,000   Marubeni Corp..............      192,795
 4,900   Nidec Corp.................      416,864
 1,900   Nintendo Co., Ltd..........      230,064
21,900   Nissan Motor Co., Ltd......      223,396
 4,100   Nitto Denko Corp...........      319,441
12,700   Nomura Holdings, Inc.......      244,472
 1,700   Orix Corp..................      432,700
26,000   Sharp Corp.................      395,600
16,000   Shionogi & Co., Ltd........      224,942
 3,200   SMC Corp...................      457,302
16,000   Sumitomo Corp..............      207,066
    45   Sumitomo Mitsui Financial
          Group, Inc................      475,396
37,000   Sumitomo Trust & Banking
          Co., Ltd..................      377,268
 4,100   Takeda Pharmaceutical Co.,
          Ltd.......................      222,154
 8,000   Toyota Motor Corp..........      417,953
                                     ------------
                                        7,217,412
                                     ------------
       Korea - 3.9%
 6,200   Kookmin Bank ADR (a).......      463,202
 3,600   LG Chem Ltd................      201,095
 2,000   Samsung Electronics Co.,
          Ltd. GDR 144A.............      659,000
   450   Shinsegae Co., Ltd.........      196,115
                                     ------------
                                        1,519,412
                                     ------------
       Mexico - 0.6%
 4,200   Wal Mart De Mexico S.A. de
          C.V. ADR..................      232,946
                                     ------------
       Netherlands - 2.8%
 8,900   ABN AMRO Holding N.V.......      232,353

                                         Value
Shares                                 (Note A1)
--------------------------------------------------
       Netherlands (continued)
18,100   ASML Holding N.V.
          (Registered) (a)........... $    363,448
 7,800   ING Groep N.V...............      270,583
 7,100   Koninklijke (Royal) Philips
          Electronics N.V............      220,511
                                      ------------
                                         1,086,895
                                      ------------
       Russia - 0.8%
 5,500   LUKOIL ADR..................      324,500
                                      ------------
       Singapore - 1.6%
45,000   DBS Group Holdings Ltd......      445,843
23,000   Singapore Airlines Ltd......      171,045
                                      ------------
                                           616,888
                                      ------------
       South Africa - 0.9%
77,600   Old Mutual plc..............      219,859
 1,700   Telkom South Africa Ltd.
          ADR........................      147,713
                                      ------------
                                           367,572
                                      ------------
       Spain - 4.1%
23,300   Banco Bilbao Vizcaya
          Argentaria S.A.............      415,995
43,500   Banco Santander Central
          Hispano S.A................      573,605
23,900   Telefonica Moviles S.A......      250,805
23,200   Telefonica S.A..............      348,730
                                      ------------
                                         1,589,135
                                      ------------
       Sweden - 0.5%
 8,200   Svenska Handelsbanken AB....      203,232
                                      ------------
       Switzerland - 8.0%
33,720   ABB Ltd. (a)................      327,961
 2,600   CIBA Specialty
          Chemicals..................      168,269
 5,875   Credit Suisse Group.........      299,266
 3,880   Lonza Group AG
          (Registered)...............      237,326
 1,556   Nestle S.A. (Registered)....      464,682
   900   Nobel Biocare Holding
          AG.........................      198,118
11,300   Novartis AG (Registered)....      592,685
 1,720   Roche Holding AG............      257,897
   270   Serono S.A..................      214,408
 4,020   UBS AG (Registered).........      382,104
                                      ------------
                                         3,142,716
                                      ------------
       Taiwan - 0.6%
23,100   Taiwan Semiconductor
          Manufacturing Co.,
          Ltd........................      228,921
                                      ------------

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2005


                                       Value
Shares                               (Note A1)
-------------------------------------------------
        Common Stocks (continued)
        United Kingdom - 19.5%
102,626   ARM Holdings plc......... $    212,989
  4,800   AstraZeneca plc..........      233,305
 24,300   Barclays plc.............      254,925
 15,800   BHP Billiton plc.........      258,584
  7,900   BP plc ADR...............      507,338
 75,600   British Sky Broadcasting
           plc.....................      643,662
 30,328   Cattles plc..............      171,626
  9,300   GlaxoSmithKline plc......      234,775
 69,109   Group 4 Securicor plc....      191,425
 93,068   Hays plc.................      200,754
 37,500   HBOS plc.................      639,795
 15,200   HSBC Holdings plc........      243,831
 16,375   ICAP plc.................      114,070
 11,300   Johnson Matthey plc......      274,530
 48,571   Kingfisher plc...........      198,074
  6,400   Man Group plc............      210,320
  6,200   Reckitt Benckiser plc....      204,465
  9,736   Reuters Group plc........       72,125
 32,700   Rolls-Royce Group plc....      240,667
 17,000   Royal Bank of Scotland
           Group plc...............      513,015
 82,000   Signet Group plc.........      151,519
 32,000   Smith & Nephew plc.......      294,368
 15,600   Smiths Group plc.........      280,824
  8,100   Standard Chartered plc...      180,239
 68,155   Tesco plc................      388,483
 17,100   Unilever plc.............      169,978
 25,900   Vodafone Group plc
           ADR.....................      556,073
                                    ------------
                                       7,641,759
                                    ------------
        Total Common Stocks
          (Identified
           Cost $35,512,174).......   38,064,842
                                    ------------

Principal                              Value
 Amount                              (Note A1)
------------------------------------------------
           Short-Term Investment - 3.0%
$1,175,000   Repurchase Agreement
              with State Street
              Bank and Trust
              Company, dated
              12/30/2005 at 2.05%,
              to be repurchased at
              $1,175,268 on
              1/3/2006
              collateralized by
              $1,205,000 U.S.
              Treasury Note 2.25%
              due 4/30/2006 with
              a value of
              $1,201,988.
              (Cost $1,175,000).... $ 1,175,000
                                    -----------
           TOTAL INVESTMENTS -- 100.2%
             (Cost $36,687,174)....  39,239,842
           Other Assets and
            Liabilities
            (Net) -- (0.2)%........     (87,594)
                                    -----------
           NET ASSETS -- 100%...... $39,152,248
                                    ===========

(a)Non-income producing security.
144ASecurity issued in a transaction exempt from registration under Rule 144A
    ("Rule 144A Security") of the Securities Act of 1933, as amended (the "Securities Act") that has been deemed by Hansberger Global Investors, Inc. (the "Adviser") to be liquid. These types of securities are subject to restrictions on resale and may only be resold upon registration under the Securities Act or in transactions exempt from registration, including sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered. At December 31, 2005, Rule 144A Securities that have been deemed to be liquid represent $659,000, 1.7% of net assets.
ADRAmerican Depositary Receipt
FDRFiduciary Depository Receipt
GDRGlobal Depositary Receipt

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  December 31, 2005



                            Sector Diversification

                                              % of
                                              Net
                                             Assets Market Value
                ------------------------------------------------
                Financials..................  27.7  $10,842,741
                Consumer Discretionary......  11.0    4,318,199
                Industrials.................  10.8    4,244,003
                Information Technology......  10.5    4,095,442
                Energy......................   9.0    3,523,218
                Health Care.................   8.8    3,459,049
                Telecommunication Services..   6.0    2,343,123
                Materials...................   5.5    2,173,846
                Consumer Staples............   5.4    2,101,517
                Utilities...................   2.5      963,703
                Short-Term Investment.......   3.0    1,175,000
                                             -----  -----------
                  Total Investments......... 100.2   39,239,842
                Other Assets and Liabilities
                 (Net)......................  (0.2)     (87,594)
                                             -----  -----------
                  Net Assets................ 100.0  $39,152,248
                                             =====  ===========

The accompanying notes are an integral part of the financial statements.

  Statements of Assets and Liabilities

  December 31, 2005

                                                                               International   Emerging    International
                                                                                   Value       Markets        Growth
                                                                                   Fund          Fund          Fund
                                                                               ------------- ------------  -------------
ASSETS:
Investments, at Value -- see accompanying portfolios (Note A1)................ $247,388,532  $324,827,586  $209,985,807
Foreign Currency, at Value....................................................           --     2,277,839            --
Cash..........................................................................          898           473           629
Investment Securities Sold....................................................      780,497            --            --
Dividends and Interest Receivable.............................................      697,829       990,078       182,715
Receivable for Fund Shares Sold...............................................       32,989            --            --
Foreign Withholding Tax Reclaim Receivable....................................      108,881        20,183        15,195
Prepaid Expenses..............................................................       57,216        60,244        29,898
                                                                               ------------  ------------  ------------
  Total Assets................................................................  249,066,842   328,176,403   210,214,244
                                                                               ------------  ------------  ------------
LIABILITIES:
Investment Securities Purchased...............................................      726,622            --            --
Payable to Custodian for Foreign Currency, at Value...........................      750,837            --            --
Investment Advisory Fees Payable (Note B).....................................      130,938       247,851        90,332
Professional Fees Payable.....................................................       88,285        96,957        58,420
Administration Fees Payable (Note C)..........................................       36,993        40,040        23,324
Custodian Fees Payable (Note D)...............................................       14,527        37,648         7,079
Trustees' Fees and Expenses Payable (Note G)..................................        2,261         2,261         2,261
Payable for Fund Shares Redeemed..............................................           --         5,365     1,500,000
Sub-Transfer Agent Fees Payable (Note F)......................................           45            --#           36
Accrued Expenses..............................................................       18,699         3,041         8,578
                                                                               ------------  ------------  ------------
  Total Liabilities...........................................................    1,769,207       433,163     1,690,030
                                                                               ------------  ------------  ------------
Net Assets.................................................................... $247,297,635  $327,743,240  $208,524,214
                                                                               ============  ============  ============
NET ASSETS CONSIST OF:
Paid-in Capital............................................................... $168,332,612  $208,356,749  $184,914,023
Overdistributed Net Investment Income.........................................     (778,941)           --      (730,032)
Undistributed Net Realized Gain...............................................   23,401,879    10,053,162       412,514
Unrealized Appreciation of Investments and Foreign Currency Translations......   56,342,085   109,333,329    23,927,709
                                                                               ------------  ------------  ------------
Net Assets.................................................................... $247,297,635  $327,743,240  $208,524,214
                                                                               ============  ============  ============
COMPUTATION OF NET ASSET VALUE PER SHARE:
Institutional Class Shares:
Net Assets.................................................................... $246,919,208  $327,742,119  $208,373,823
Shares of Beneficial Interest Outstanding (indefinite number of shares, no par
 value).......................................................................   18,179,282    35,586,925    13,132,796
                                                                               ------------  ------------  ------------
Net Asset Value Per Share..................................................... $      13.58  $       9.21  $      15.87
                                                                               ============  ============  ============
Advisor Class Shares:
Net Assets.................................................................... $    378,427  $      1,121  $    150,391
Shares of Beneficial Interest Outstanding (indefinite number of shares, no par
 value).......................................................................       27,863           122         9,479
                                                                               ------------  ------------  ------------
Net Asset Value Per Share..................................................... $      13.58  $       9.21  $      15.87
                                                                               ============  ============  ============

Investments, at Cost.......................................................... $191,034,853  $215,506,112  $186,056,023
                                                                               ============  ============  ============
Foreign Currency, at Cost..................................................... $   (751,972) $  2,270,879  $         --
                                                                               ============  ============  ============

                                                                               International
                                                                                   Core
                                                                                   Fund
                                                                               -------------
ASSETS:
Investments, at Value -- see accompanying portfolios (Note A1)................  $39,239,842
Foreign Currency, at Value....................................................           --
Cash..........................................................................          256
Investment Securities Sold....................................................       48,630
Dividends and Interest Receivable.............................................       49,415
Receivable for Fund Shares Sold...............................................           --
Foreign Withholding Tax Reclaim Receivable....................................          728
Prepaid Expenses..............................................................        6,840
                                                                                -----------
  Total Assets................................................................   39,345,711
                                                                                -----------
LIABILITIES:
Investment Securities Purchased...............................................       59,133
Payable to Custodian for Foreign Currency, at Value...........................       46,641
Investment Advisory Fees Payable (Note B).....................................       38,785
Professional Fees Payable.....................................................       32,206
Administration Fees Payable (Note C)..........................................        4,515
Custodian Fees Payable (Note D)...............................................        4,072
Trustees' Fees and Expenses Payable (Note G)..................................        2,261
Payable for Fund Shares Redeemed..............................................           --
Sub-Transfer Agent Fees Payable (Note F)......................................           --#
Accrued Expenses..............................................................        5,850
                                                                                -----------
  Total Liabilities...........................................................      193,463
                                                                                -----------
Net Assets....................................................................  $39,152,248
                                                                                ===========
NET ASSETS CONSIST OF:
Paid-in Capital...............................................................  $36,582,962
Overdistributed Net Investment Income.........................................      (34,699)
Undistributed Net Realized Gain...............................................       51,464
Unrealized Appreciation of Investments and Foreign Currency Translations......    2,552,521
                                                                                -----------
Net Assets....................................................................  $39,152,248
                                                                                ===========
COMPUTATION OF NET ASSET VALUE PER SHARE:
Institutional Class Shares:
Net Assets....................................................................  $39,151,177
Shares of Beneficial Interest Outstanding (indefinite number of shares, no par
 value).......................................................................    3,654,960
                                                                                -----------
Net Asset Value Per Share.....................................................  $     10.71
                                                                                ===========
Advisor Class Shares:
Net Assets....................................................................  $     1,071
Shares of Beneficial Interest Outstanding (indefinite number of shares, no par
 value).......................................................................          100
                                                                                -----------
Net Asset Value Per Share.....................................................  $     10.71
                                                                                ===========

Investments, at Cost..........................................................  $36,687,174
                                                                                ===========
Foreign Currency, at Cost.....................................................  $   (46,715)
                                                                                ===========

# Amount is less than $1.

The accompanying notes are an integral part of the financial statements.

  Statements of Operations

  Year Ended December 31, 2005

                                                                   International   Emerging    International International
                                                                       Value       Markets        Growth         Core
                                                                       Fund          Fund          Fund          Fund+
                                                                   ------------- ------------  ------------- -------------
Investment Income:
Dividends.........................................................  $ 7,889,567  $  9,757,913   $ 1,750,711   $  166,650
Interest..........................................................      112,486       284,081        92,410       14,204
  Less: Foreign Taxes Withheld....................................     (564,126)     (350,124)     (104,790)      (6,128)
                                                                    -----------  ------------   -----------   ----------
  Total Income....................................................    7,437,927     9,691,870     1,738,331      174,726
                                                                    -----------  ------------   -----------   ----------
Expenses:
Investment Advisory Fees (Note B).................................    2,131,137     3,443,683       763,307       81,096
Administration Fees (Note C)......................................      253,097       317,645        71,447        4,515
Custodian Fees (Note D)...........................................      273,503       667,167       118,272       16,287
Professional Fees.................................................      187,644       222,776        99,844       35,384
Registration and Filing Fees......................................       40,482        43,492        35,177        9,456
Trustees' Fees and Expenses (Note G)..............................       21,851        21,735        21,168        4,335
Shareholder Reports Expenses......................................       23,789        26,920         9,164          420
Sub-Transfer Agent Fees (Note F)..................................           45            --#           36           --#
Transfer Agent Fees (Note E):
  Institutional Class.............................................       34,913        36,491        32,228        5,249
  Advisor Class...................................................        5,104         5,104         5,104        5,104
Miscellaneous Expenses............................................       34,394        41,433        16,330        4,210
                                                                    -----------  ------------   -----------   ----------
Total Expenses....................................................    3,005,959     4,826,446     1,172,077      166,056
Fees Waived and Reimbursed by Investment Advisor..................     (165,498)     (519,771)     (155,962)     (58,174)
                                                                    -----------  ------------   -----------   ----------
Net Expenses......................................................    2,840,461     4,306,675     1,016,115      107,882
                                                                    -----------  ------------   -----------   ----------
Net Investment Income.............................................    4,597,466     5,385,195       722,216       66,844
                                                                    -----------  ------------   -----------   ----------
Net Realized Gain (Loss):
Security Transactions.............................................   41,465,538    93,511,086     2,479,776       51,465
Foreign Currency Transactions.....................................    1,560,400       476,486      (395,801)     (49,711)
                                                                    -----------  ------------   -----------   ----------
Net Realized Gain.................................................   43,025,938    93,987,572     2,083,975        1,754
                                                                    -----------  ------------   -----------   ----------
Change in Net Unrealized Appreciation (Depreciation) on:
Investments.......................................................   (3,414,730)  (19,364,958)   19,111,828    2,552,668
Translation of Other Assets and Liabilities Denominated in Foreign
 Currency.........................................................      (61,732)       (2,003)       (3,502)        (147)
                                                                    -----------  ------------   -----------   ----------
  Net Unrealized Appreciation (Depreciation) during the period....   (3,476,462)  (19,366,961)   19,108,326    2,552,521
                                                                    -----------  ------------   -----------   ----------
Net Realized Gain and Unrealized Appreciation
 (Depreciation)...................................................   39,549,476    74,620,611    21,192,301    2,554,275
                                                                    -----------  ------------   -----------   ----------
Net Increase in Net Assets Resulting from Operations..............  $44,146,942  $ 80,005,806   $21,914,517   $2,621,119
                                                                    ===========  ============   ===========   ==========

+ For the period September 13, 2005 (commencement of operations) to
  December 31, 2005.
# Amount is less than $1.

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets


                                                             International Value Fund
                                                       -----------------------------------
                                                           Year Ended        Year Ended
                                                       December 31, 2005+ December 31, 2004
                                                       ------------------ -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income.................................   $   4,597,466      $  4,054,836
Net Realized Gain.....................................      43,025,938        23,506,880
Net Unrealized Appreciation (Depreciation)............      (3,476,462)       15,536,806
                                                         -------------      ------------
Net Increase in Net Assets Resulting from Operations..      44,146,942        43,098,522
                                                         -------------      ------------
Distributions:
Institutional Class:
Net Investment Income.................................      (4,804,060)       (4,033,107)
Advisor Class:
Net Investment Income.................................          (6,321)               --
                                                         -------------      ------------
Total Distributions...................................      (4,810,381)       (4,033,107)
                                                         -------------      ------------
Capital Share Transactions (Note I):
Institutional Class:
Proceeds from Shares Sold.............................      14,503,305        35,094,553
Net Asset Value on Reinvestment of Distributions......       4,571,229         3,793,989
Cost of Shares Redeemed...............................    (101,201,481)      (45,704,246)
Advisor Class:
Proceeds from Shares Sold.............................         366,755                --
Net Asset Value on Reinvestment of Distributions......           6,321                --
Cost of Shares Redeemed...............................          (4,742)               --

Transaction Fees......................................         724,476           181,680
                                                         -------------      ------------
Decrease in Net Assets from Capital Share Transactions     (81,034,137)       (6,634,024)
                                                         -------------      ------------
Net Increase (Decrease) in Net Assets.................     (41,697,576)       32,431,391
Net Assets:
  Beginning of Year...................................     288,995,211       256,563,820
                                                         -------------      ------------
  End of Year.........................................   $ 247,297,635      $288,995,211
                                                         =============      ============
  Overdistributed Net Investment Income...............   $    (778,941)     $   (253,611)
                                                         =============      ============

+ For the Advisor Class, for the period September 13, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets


                                                              Emerging Markets Fund
                                                       -----------------------------------
                                                           Year Ended        Year Ended
                                                       December 31, 2005+ December 31, 2004
                                                       ------------------ -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income.................................   $   5,385,195      $   5,154,572
Net Realized Gain.....................................      93,987,572         99,451,682
Net Unrealized Appreciation (Depreciation)............     (19,366,961)       (25,143,620)
                                                         -------------      -------------
Net Increase in Net Assets Resulting from Operations..      80,005,806         79,462,634
                                                         -------------      -------------
Distributions:
Institutional Class:
Net Investment Income.................................      (5,488,427)        (5,011,469)
Net Realized Gain.....................................     (96,747,845)       (80,431,284)
Advisor Class:
Net Investment Income.................................             (18)                --
Net Realized Gain.....................................            (284)                --
                                                         -------------      -------------
  Total Distributions.................................    (102,236,574)       (85,442,753)
                                                         -------------      -------------
Capital Share Transactions (Note I):
Institutional Class:
Proceeds from Shares Sold.............................      40,660,378         19,034,999
Net Asset Value on Reinvestment of Distributions......     100,352,759         84,425,062
Cost of Shares Redeemed...............................    (227,234,313)      (200,226,218)
Advisor Class:
Proceeds from Shares Sold.............................           1,000                 --
Net Asset Value on Reinvestment of Distributions......             302                 --
Cost of Shares Redeemed...............................              --                 --

Transaction Fees......................................       3,667,024            735,135
                                                         -------------      -------------
Decrease in Net Assets from Capital Share Transactions     (82,552,850)       (96,031,022)
                                                         -------------      -------------
Net Decrease in Net Assets............................    (104,783,618)      (102,011,141)
Net Assets:
  Beginning of Year...................................     432,526,858        534,537,999
                                                         -------------      -------------
  End of Year.........................................   $ 327,743,240      $ 432,526,858
                                                         =============      =============
  Overdistributed Net Investment Income...............   $          --      $     (18,840)
                                                         =============      =============

+ For the Advisor Class, for the period September 13, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets

                                                            International Growth Fund
                                                       -----------------------------------
                                                           Year Ended        Year Ended
                                                       December 31, 2005+ December 31, 2004
                                                       ------------------ -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income.................................    $    722,216       $   127,504
Net Realized Gain.....................................       2,083,975         1,214,757
Net Unrealized Appreciation (Depreciation)............      19,108,326         3,155,848
                                                          ------------       -----------
Net Increase in Net Assets Resulting from Operations..      21,914,517         4,498,109
                                                          ------------       -----------
Distributions:
Institutional Class:
Net Investment Income.................................      (1,462,164)          (95,981)
Net Realized Gain.....................................      (2,019,155)         (895,910)
Advisor Class:
Net Investment Income.................................            (926)               --
Net Realized Gain.....................................          (1,148)               --
                                                          ------------       -----------
  Total Distributions.................................      (3,483,393)         (991,891)
                                                          ------------       -----------
Capital Share Transactions (Note I):
Institutional Class:
Proceeds from Shares Sold.............................     145,409,164        30,427,500
Net Asset Value on Reinvestment of Distributions......       3,340,626           969,156
Cost of Shares Redeemed...............................      (2,755,000)               --
Advisor Class:
Proceeds from Shares Sold.............................         137,000                --
Net Asset Value on Reinvestment of Distributions......           2,074                --
Cost of Shares Redeemed...............................              --                --

Transaction Fees......................................         239,020           152,500
                                                          ------------       -----------
Increase in Net Assets from Capital Share Transactions     146,372,884        31,549,156
                                                          ------------       -----------
Net Increase in Net Assets............................     164,804,008        35,055,374
Net Assets:
  Beginning of Year...................................      43,720,206         8,664,832
                                                          ------------       -----------
  End of Year.........................................    $208,524,214       $43,720,206
                                                          ============       ===========
  Overdistributed Net Investment Income...............    $   (730,032)      $   (68,252)
                                                          ============       ===========

+ For the Advisor Class, for the period September 13, 2005 (commencement of operations) to December 31, 2005.

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets


                                                        International Core Fund
                                                        -----------------------
                                                             Period Ended
                                                          December 31, 2005+
                                                        -----------------------
 Increase (Decrease) in Net Assets
 Operations:
 Net Investment Income.................................       $    66,844
 Net Realized Gain.....................................             1,754
 Net Unrealized Appreciation (Depreciation)............         2,552,521
                                                              -----------
 Net Increase in Net Assets Resulting from Operations..         2,621,119
                                                              -----------
 Distributions:
 Institutional Class:
 Net Investment Income.................................           (51,832)
 Advisor Class:
 Net Investment Income.................................                (1)
                                                              -----------
   Total Distributions.................................           (51,833)
                                                              -----------
 Capital Share Transactions (Note I):
 Institutional Class:
 Proceeds from Shares Sold.............................        36,530,129
 Net Asset Value on Reinvestment of Distributions......            51,832
 Cost of Shares Redeemed...............................                --
 Advisor Class:
 Proceeds from Shares Sold.............................             1,000
 Net Asset Value on Reinvestment of Distributions......                 1
 Cost of Shares Redeemed...............................                --

 Transaction Fees......................................                --
                                                              -----------
 Increase in Net Assets from Capital Share Transactions        36,582,962
                                                              -----------
 Net Increase in Net Assets............................        39,152,248
 Net Assets:
   Beginning of Period.................................                --
                                                              -----------
   End of Period.......................................       $39,152,248
                                                              ===========
   Overdistributed Net Investment Income...............       $   (34,699)
                                                              ===========

+ For the period September 13, 2005 (commencement of operations) to
  December 31, 2005.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout Each Period

                                                                        International Value Fund - Institutional Class
                                                   -----------------------------------------------------------------------
                                                      Year Ended        Year Ended        Year Ended        Year Ended
                                                   December 31, 2005 December 31, 2004 December 31, 2003 December 31, 2002
                                                   ----------------- ----------------- ----------------- -----------------
Net Asset Value, Beginning of Period..............     $  11.82          $  10.28          $   7.37          $   8.56
                                                       --------          --------          --------          --------
Income from Investment Operations:
Net Investment Income.............................         0.20#             0.17              0.19              0.10
Net Realized and Unrealized Gain (Loss)...........         1.80              1.53              2.89             (1.16)
                                                       --------          --------          --------          --------
  Total from Investment Operations................         2.00              1.70              3.08             (1.06)
                                                       --------          --------          --------          --------
Less Distributions from:
Net Investment Income.............................        (0.27)            (0.17)            (0.18)            (0.13)
                                                       --------          --------          --------          --------
Transaction Fees*** (Note I)......................         0.03              0.01              0.01              0.00+
                                                       --------          --------          --------          --------
Net Asset Value, End of Period....................     $  13.58          $  11.82          $  10.28          $   7.37
                                                       ========          ========          ========          ========
Total Return......................................        17.15%            16.62%            42.10%           (12.46)%
Ratios and Supplemental Data:
Net Assets, End of Period
 (in Thousands)...................................     $246,919          $288,995          $256,564          $206,697
Ratio of Expenses to Average Net Assets (1).......         1.00%(a)          1.00%             1.00%             1.00 %
Ratio of Net Investment Income to Average Net
 Assets (1).......................................         1.62%(a)          1.44%             1.97%             1.32 %
Portfolio Turnover Rate...........................           37%               36%               43%               33 %
-----------------------------
(1)Before voluntary expense limitation during the
   period:
   Ratio of Expenses to Average Net Assets........         1.03%             1.04%             1.04%             1.04 %
   Ratio of Net Investment Income to Average Net
    Assets........................................         1.59%             1.40%             1.93%             1.28 %

                                                   ----------------
                                                      Year Ended
                                                   December 31, 2001
                                                   -----------------
Net Asset Value, Beginning of Period..............     $  10.21
                                                       --------
Income from Investment Operations:
Net Investment Income.............................         0.12
Net Realized and Unrealized Gain (Loss)...........        (1.70)
                                                       --------
  Total from Investment Operations................        (1.58)
                                                       --------
Less Distributions from:
Net Investment Income.............................        (0.08)
                                                       --------
Transaction Fees*** (Note I)......................         0.01
                                                       --------
Net Asset Value, End of Period....................     $   8.56
                                                       ========
Total Return......................................       (15.41)%
Ratios and Supplemental Data:
Net Assets, End of Period
 (in Thousands)...................................     $217,065
Ratio of Expenses to Average Net Assets (1).......         1.00 %
Ratio of Net Investment Income to Average Net
 Assets (1).......................................         1.24 %
Portfolio Turnover Rate...........................           49 %
-----------------------------
(1)Before voluntary expense limitation during the
   period:
   Ratio of Expenses to Average Net Assets........         1.05 %
   Ratio of Net Investment Income to Average Net
    Assets........................................         1.19 %

*** Per share amount, based on average shares outstanding, of transaction fees.
    Prior to September 1, 2005, these amounts represent proceeds from a 0.50% transaction fee on purchases and redemptions. Effective May 1, 2002 the purchase fee was discontinued. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption or exchange of Fund shares within 60 days of their purchase.
 + Per share amount is less than $0.01.
 # Per share amounts have been calculated using the average shares method.
(a) Reflects a contractual expense limitation (see Notes to Financial Statements, Note B). As a result of such limitation, the expenses of the Fund's Institutional Class shares reflect a reduction (annualized for periods less than one year) of 0.02% of the average net assets of the Class.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout the Period

                                                         International Value Fund - Advisor Class
                                                         ----------------------------------------
                                                                      For the Period
                                                                  September 13, 2005+ to
                                                                    December 31, 2005
                                                         ----------------------------------------
Net Asset Value, Beginning of Period....................                  $12.84
                                                                          ------
Income from Investment Operations:
Net Investment Income#..................................                    0.02
Net Realized and Unrealized Gain (Loss).................                    0.97
                                                                          ------
  Total from Investment Operations......................                    0.99
                                                                          ------
Less Distributions from:
Net Investment Income...................................                   (0.25)
                                                                          ------
Transaction Fees*** (Note I)............................                      --
                                                                          ------
Net Asset Value, End of Period..........................                  $13.58
                                                                          ======
Total Return............................................                    7.72%**
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)................                  $  378
Ratio of Expenses to Average Net Assets (a).............                    1.15%*
Ratio of Net Investment Income to Average Net Assets (a)                    0.66%*
Portfolio Turnover Rate.................................                      37%
-----------------------------

 * Annualized.
** Not annualized.
*** Per share amount, based on average shares outstanding, of transaction fees.
    This amount represents proceeds from a 2.00% fee on any redemption or exchange of Fund shares within 60 days of purchase.
 + Commencement of investment operations.
 # Per share amounts have been calculated using the average shares method.
(a) Reflects a contractual expense limitation (see Notes to Financial Statements, Note B). As a result of such limitation, the expenses of the Fund's Advisor Class shares reflect a reduction (annualized for periods less than one year) of 16.08% of the average net assets of the Class.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout Each Period

                                                                          Emerging Markets Fund - Institutional Class
                                                   -----------------------------------------------------------------------
                                                      Year Ended        Year Ended        Year Ended        Year Ended
                                                   December 31, 2005 December 31, 2004 December 31, 2003 December 31, 2002
                                                   ----------------- ----------------- ----------------- -----------------
Net Asset Value, Beginning of Period..............     $  10.05          $  10.40          $   6.80          $   6.94
                                                       --------          --------          --------          --------
Income from Investment Operations:
Net Investment Income.............................         0.16#             0.15              0.11              0.04
Net Realized and Unrealized Gain (Loss)...........         2.73              1.95              3.60             (0.14)
                                                       --------          --------          --------          --------
  Total from Investment Operations................         2.89              2.10              3.71             (0.10)
                                                       --------          --------          --------          --------
Less Distributions from:
Net Investment Income.............................        (0.21)            (0.14)            (0.11)            (0.04)
Capital Gains.....................................        (3.63)            (2.33)               --                --
                                                       --------          --------          --------          --------
  Total Distributions.............................        (3.84)            (2.47)            (0.11)            (0.04)
                                                       --------          --------          --------          --------
Transaction Fees*** (Note I)......................         0.11              0.02              0.00+             0.00+
                                                       --------          --------          --------          --------
Net Asset Value, End of Period....................     $   9.21          $  10.05          $  10.40          $   6.80
                                                       ========          ========          ========          ========
Total Return......................................        30.97%            20.65%            54.61%            (1.46)%
Ratios and Supplemental Data:
Net Assets, End of Period
 (in Thousands)...................................     $327,742          $432,527          $534,538          $313,064
Ratio of Expenses to Average Net Assets (1).......         1.25%(a)          1.25%             1.25%             1.25 %
Ratio of Net Investment Income to Average Net
 Assets (1).......................................         1.56%(a)          1.10%             1.42%             0.70 %
Portfolio Turnover Rate...........................           45%               41%               26%               37 %
-----------------------------
(1)Before voluntary expense limitation during the
   period:
   Ratio of Expenses to Average Net Assets........           1.35%           1.35%             1.34%             1.34 %
   Ratio of Net Investment Income to Average Net
    Assets........................................          1.46%            1.00%             1.33%             0.61 %

                                                   -----------------
                                                      Year Ended
                                                   December 31, 2001
                                                   -----------------
Net Asset Value, Beginning of Period..............     $   6.97
                                                       --------
Income from Investment Operations:
Net Investment Income.............................         0.09
Net Realized and Unrealized Gain (Loss)...........        (0.06)
                                                       --------
  Total from Investment Operations................         0.03
                                                       --------
Less Distributions from:
Net Investment Income.............................        (0.07)
Capital Gains.....................................           --
                                                       --------
  Total Distributions.............................        (0.07)
                                                       --------
Transaction Fees*** (Note I)......................         0.01
                                                       --------
Net Asset Value, End of Period....................     $   6.94
                                                       ========
Total Return......................................         0.62%
Ratios and Supplemental Data:
Net Assets, End of Period
 (in Thousands)...................................     $250,157
Ratio of Expenses to Average Net Assets (1).......         1.25%
Ratio of Net Investment Income to Average Net
 Assets (1).......................................         1.27%
Portfolio Turnover Rate...........................           25%
-----------------------------
(1)Before voluntary expense limitation during the
   period:
   Ratio of Expenses to Average Net Assets........         1.36%
   Ratio of Net Investment Income to Average Net
    Assets........................................         1.16%

*** Per share amount, based on average shares outstanding, of transaction fees.
    Prior to September 1, 2005, these amounts represent proceeds from a 0.50% transaction fee on purchases and redemptions. Effective May 1, 2002 the purchase fee was discontinued. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption or exchange of Fund shares within 60 days of their purchase.
 + Per share amount is less than $0.01.
 # Per share amounts have been calculated using the average shares method.
(a) Reflects a contractual expense limitation (see Notes to Financial Statements, Note B). As a result of such limitation, the expenses of the Fund's Institutional Class shares reflect a reduction (annualized for periods less than one year) of 0.04% of the average net assets of the Class.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout the Period

                                                                Emerging Markets Fund - Advisor Class
                                                                -------------------------------------
                                                                           For the Period
                                                                       September 13, 2005+ to
                                                                          December 31, 2005
                                                                -------------------------------------
Net Asset Value, Beginning of Period...........................                $11.24
                                                                               ------
Income from Investment Operations:
Net Investment Income (Loss)#..................................                 (0.01)
Net Realized and Unrealized Gain (Loss)........................                  1.38
                                                                               ------
  Total from Investment Operations.............................                  1.37
                                                                               ------
Less Distributions from:
Net Investment Income..........................................                 (0.20)
Capital Gains..................................................                 (3.20)
                                                                               ------
  Total Distributions..........................................                 (3.40)
                                                                               ------
Transaction Fees*** (Note I)...................................                    --
                                                                               ------
Net Asset Value, End of Period.................................                $ 9.21
                                                                               ======
Total Return...................................................                 12.15 %**
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands).......................                $    1
Ratio of Expenses to Average Net Assets (a)....................                  1.40 %*
Ratio of Net Investment Income (Loss) to Average Net Assets (a)                 (0.32)%*
Portfolio Turnover Rate........................................                    45 %
-----------------------------

 * Annualized.
** Not annualized.
*** Per share amount, based on average shares outstanding, of transaction fees.
    This amount represents proceeds from a 2.00% fee on any redemption or exchange of Fund shares within 60 days of purchase.
 + Commencement of investment operations.
 # Per share amounts have been calculated using the average shares method.
(a) Reflects a contractual expense limitation (see Notes to Financial Statements, Note B). As a result of such limitation, the expenses of the Fund's Advisor Class shares reflect a reduction (annualized for periods less than one year) of 1,634.93% of the average net assets of the Class.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout the Period

                                                             International Growth Fund - Institutional Class
                                                          -------------------------------------------------
                                                                                               For the Period
                                                             Year Ended        Year Ended     June 23, 2003+ to
                                                          December 31, 2005 December 31, 2004 December 31, 2003
                                                          ----------------- ----------------- -----------------
Net Asset Value, Beginning of Period.....................     $  13.83           $ 12.41           $10.00
                                                              --------           -------           ------
Income from Investment Operations:
Net Investment Income....................................         0.11#             0.04             0.01
Net Realized and Unrealized Gain (Loss)..................         2.21              1.63             2.52
                                                              --------           -------           ------
  Total from Investment Operations.......................         2.32              1.67             2.53
                                                              --------           -------           ------
Less Distributions from:
Net Investment Income....................................        (0.12)            (0.03)           (0.02)
Capital Gains............................................        (0.19)            (0.29)           (0.10)
                                                              --------           -------           ------
  Total Distributions....................................        (0.31)            (0.32)           (0.12)
                                                              --------           -------           ------
Transaction Fees***......................................         0.03              0.07               --
                                                              --------           -------           ------
Net Asset Value, End of Period...........................     $  15.87           $ 13.83           $12.41
                                                              ========           =======           ======
Total Return.............................................        17.09%            14.06%           25.28 %**
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands).................     $208,374           $43,720           $8,665
Ratio of Expenses to Average Net Assets (1)..............         1.00%(a)          1.00%            1.00 %*
Ratio of Net Investment Income to Average Net Assets (1).         0.71%(a)          0.48%            0.10 %*
Portfolio Turnover Rate..................................           38%               41%              13 %**
-----------------------------
(1)Before voluntary expense limitation during the period:
   Ratio of Expenses to Average Net Assets...............         1.10%             1.37%            2.21 %*
   Ratio of Net Investment Income to Average Net Assets..         0.60%             0.11%           (1.11)%*

 * Annualized.
** Not annualized.
*** Per share amount, based on average shares outstanding, of transaction fees.
    Prior to July 5, 2005, these amounts represent proceeds from a 0.50% transaction fee on purchases and redemptions. Effective July 5, 2005 the purchase fee was discontinued. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption or exchange of Fund shares within 60 days of their purchase.
 + Commencement of investment operations.
 # Per share amounts have been calculated using the average shares method.
(a) Reflects a contractual expense limitation (see Notes to Financial Statements, Note B). As a result of such limitation, the expenses of the Fund's Institutional Class shares reflect a reduction (annualized for periods less than one year) of 0.04% of the average net assets of the Class.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout the Period

                                                         International Growth Fund -  Advisor Class
                                                         ------------------------------------------
                                                                       For the Period
                                                                   September 13, 2005+ to
                                                                     December 31, 2005
                                                         ------------------------------------------
Net Asset Value, Beginning of Period....................                   $15.22
                                                                           ------
Income from Investment Operations:
Net Investment Income#..................................                     0.02
Net Realized and Unrealized Gain (Loss).................                     0.85
                                                                           ------
  Total from Investment Operations......................                     0.87
                                                                           ------
Less Distributions from:
Net Investment Income...................................                    (0.10)
Capital Gains...........................................                    (0.12)
                                                                           ------
  Total Distributions...................................                    (0.22)
                                                                           ------
Transaction Fees***.....................................                       --
                                                                           ------
Net Asset Value, End of Period..........................                   $15.87
                                                                           ======
Total Return............................................                     5.72%**
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)................                   $  150
Ratio of Expenses to Average Net Assets (a).............                     1.15%*
Ratio of Net Investment Income to Average Net Assets (a)                     0.35%*
Portfolio Turnover Rate.................................                       38%
-----------------------------

 * Annualized.
** Not annualized.
*** Per share amount, based on average shares outstanding, of transaction fees.
    This amount represents proceeds from a 2.00% fee on any redemption or exchange of Fund shares within 60 days of purchase.
 + Commencement of investment operations.
 # Per share amounts have been calculated using the average shares method.
(a) Reflects a contractual expense limitation (see Notes to Financial Statements, Note B). As a result of such limitation, the expenses of the Fund's Advisor Class shares reflect a reduction (annualized for periods less than one year) of 20.61% of the average net assets of the Class.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout the Period

                                                         International Core Fund - Institutional Class
                                                         ---------------------------------------------
                                                                        For the Period
                                                                    September 13, 2005+ to
                                                                       December 31, 2005
                                                         ---------------------------------------------
Net Asset Value, Beginning of Period....................                    $ 10.00
                                                                            -------
Income from Investment Operations:
Net Investment Income#..................................                       0.02
Net Realized and Unrealized Gain (Loss).................                       0.70
                                                                            -------
  Total from Investment Operations......................                       0.72
                                                                            -------
Less Distributions from:
Net Investment Income...................................                      (0.01)
                                                                            -------
Transaction Fees***.....................................                         --
                                                                            -------
Net Asset Value, End of Period..........................                    $ 10.71
                                                                            =======
Total Return............................................                       7.24%**
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)................                    $39,151
Ratio of Expenses to Average Net Assets (a).............                       1.00%*
Ratio of Net Investment Income to Average Net Assets (a)                       0.62%*
Portfolio Turnover Rate.................................                         10%**
-----------------------------

 * Annualized.
** Not annualized.
*** Per share amount, based on average shares outstanding, of transaction fees.
    This amount represents proceeds from a 2.00% fee on any redemption or exchange of Fund shares within 60 days of purchase.
 + Commencement of investment operations.
 # Per share amounts have been calculated using the average shares method.
(a) Reflects a contractual expense limitation (see Notes to Financial Statements, Note B). As a result of such limitation, the expenses of the Fund's Institutional Class shares reflect a reduction (annualized for periods less than one year) of 0.49% of the average net assets of the Class.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout the Period

                                                         International Core Fund - Advisor Class
                                                         ---------------------------------------
                                                                     For the Period
                                                                 September 13, 2005+ to
                                                                    December 31, 2005
                                                         ---------------------------------------
Net Asset Value, Beginning of Period....................                 $10.00
                                                                         ------
Income from Investment Operations:
Net Investment Income#..................................                   0.02
Net Realized and Unrealized Gain (Loss).................                   0.70
                                                                         ------
  Total from Investment Operations......................                   0.72
                                                                         ------
Less Distributions from:
Net Investment Income...................................                  (0.01)
                                                                         ------
Transaction Fees***.....................................                     --
                                                                         ------
Net Asset Value, End of Period..........................                 $10.71
                                                                         ======
Total Return............................................                   7.19%**
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)................                 $    1
Ratio of Expenses to Average Net Assets (a).............                   1.15%*
Ratio of Net Investment Income to Average Net Assets (a)                   0.51%*
Portfolio Turnover Rate.................................                     10%**
-----------------------------

 * Annualized.
** Not annualized.
*** Per share amount, based on average shares outstanding, of transaction fees.
    This amount represents proceeds from a 2.00% fee on any redemption or exchange of Fund shares within 60 days of purchase.
 + Commencement of investment operations.
 # Per share amounts have been calculated using the average shares method.
(a) Reflects a contractual expense limitation (see Notes to Financial Statements, Note B). As a result of such limitation, the expenses of the Fund's Advisor Class shares reflect a reduction (annualized for periods less than one year) of 1,672.16% of the average net assets of the Class.

The accompanying notes are an integral part of the financial statements.

  Notes to Financial Statements

  December 31, 2005


Hansberger Institutional Series (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 2005, the Trust was comprised of four separate active, diversified portfolios (each individually referred to as a "Fund", collectively as the "Funds"). The International Value Fund and Emerging Markets Fund commenced operations on December 30, 1996. The International Growth Fund commenced operations on June 23, 2003. The International Core Fund commenced operations on September 13, 2005. Each Fund offers two classes of shares - Institutional Class and Advisor Class, the latter of which commenced operations on September 13, 2005.

The International Value Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments domiciled outside of the United States. The Emerging Markets Fund seeks to achieve long-term capital growth through a policy of investing primarily in publicly traded equity securities of companies located in emerging markets. The International Growth Fund seeks to achieve high long-term total return through a policy of investing primarily in the equity securities of companies domiciled outside of the United States. The International Core Fund seeks to achieve long-term capital growth through a policy of investing primarily in equity securities of companies domiciled outside of the United States.

The Funds' investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than the Funds' investments in developed markets. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds' investments and income generated by these investments, as well as the Funds' ability to repatriate such amounts.

A. Accounting Policies: The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of the Funds' financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

  1. Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest reported sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Certain events affecting the values of securities maintained in the Funds' portfolios might occur between the close of the foreign exchanges on which those securities principally trade and the time at which the daily net asset value for the Funds is determined. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith pursuant to the Trust's fair valuation procedures under the supervision of the Board of Trustees. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price and not less than the current bid price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued at prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest reported sales price on the day of valuation. If there is no such reported sale, the latest reported bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are generally valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, unlisted foreign securities and those securities for which it is inappropriate to determine the prices in accordance with the above-stated procedures, are valued at fair value as determined in good faith pursuant to the Trust's fair valuation procedures under the supervision of the Board of Trustees, although the actual determinations are done by others.

  The fair value of a portfolio security is the price that the Funds might reasonably expect to receive upon its current sale. Under the Trust's fair valuation procedures, the Board of Trustees has delegated to Hansberger Global Investors, Inc., the Funds' Adviser, subject to the Board of Trustees' supervision and review, the responsibility to determine, in good faith, the fair value of only those securities for which market quotations are not readily available. Hansberger Global Investors, Inc. has established a Valuation Committee, which is responsible for complying with the Trust's fair value procedures and determining the fair value of each security for which market quotations are not readily available and for securities whose market quotations may not, in Hansberger Global Investors, Inc.'s opinion, reflect market value. With respect to the fair valuation of equity securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

  The Trust employs a fair value pricing service that utilizes a model which takes into account market activity after the close of foreign markets and before the Funds calculate net asset value. As of December 31, 2005, a significant number of the Funds' securities were fair valued utilizing this service pursuant to procedures approved by the Board of Trustees. In addition, as of December 31, 2005, a security in the Emerging Markets Fund, representing 0.8% of the market value of the Fund, was separately fair valued by the Valuation Committee, pursuant to procedures approved by the Board of Trustees.

  2. Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at current applicable foreign currency exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

  3. Forward Currency Exchange Contracts: The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A forward currency contract is an agreement between two parties to purchase and sell currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency exchange rates. Forward currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as deemed appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract on the date it is extinguished. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

  At December 31, 2005, the Funds had no outstanding forward currency exchange contracts.

  4. Repurchase Agreements: Each repurchase agreement entered into by each Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller's repurchase obligation and/or use the collateral to satisfy the seller's repurchase obligation. However, there could be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

  5. Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains are earned.

  In determining the daily net asset values, the Funds estimate the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2005, the Funds had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of December 31, 2005, the Funds had no reserve related to taxes on the repatriation of foreign currencies.

  During the year ended December 31, 2005, the International Value Fund utilized capital loss carryforward for the U.S. Federal income tax purposes of $19,934,619.

  Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2005, the International Value Fund deferred to January 1, 2006, for U.S. federal income tax purposes, post October currency losses of $273,997.

  At December 31, 2005, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Funds were:

                                                                 Net
                                  Unrealized    Unrealized    Unrealized
      Fund              Cost     Appreciation (Depreciation) Appreciation
      ----          ------------ ------------ -------------- ------------
      International
       Value
       Fund........ $191,539,798 $ 57,558,662  $(1,709,928)  $ 55,848,734
      Emerging
       Markets
       Fund........  215,934,363  110,241,159   (1,347,936)   108,893,223
      International
       Growth
       Fund........  188,279,949   24,223,945   (2,518,087)    21,705,858
      International
       Core
       Fund........   36,860,000    3,072,457     (692,615)     2,379,842

  6. Distribution of Income and Gains: Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatment for post-October 31 losses and foreign currency transaction losses which are not recognized for tax purposes until the first day of the following fiscal year. The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to ordinary income being treated as short-term or long-term capital gains.

  The tax character of distributions paid during 2005 and 2004 were as follows:

                          2005 Distributions      2004 Distributions
                       ------------------------ -----------------------
                        Paid From   Paid From   Paid From   Paid From
                        Ordinary    Long-Term   Ordinary    Long-Term
         Fund            Income    Capital Gain  Income    Capital Gain
         ----          ----------- ------------ ---------- ------------
         International
          Value
          Fund........ $ 4,706,580 $   103,801  $4,033,107 $        --
         Emerging
          Markets
          Fund........  10,552,992  91,683,582   5,011,469  80,431,284
         International
          Growth
          Fund........   2,213,311   1,270,082     586,533     405,358
         International
          Core Fund...      51,833          --          --          --

  Distributions in excess of tax basis earnings and profits will be reported in the Funds' financial statements as a return of capital. Permanent book and tax basis differences, if any, are not included in ending undistributed (overdistributed) net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

  Permanent book and tax basis differences relating to foreign currency gains and losses, PFIC gains and losses and distributions redesignations may result in reclassifications to paid-in capital, undistributed (overdistributed) net investment income and accumulated net realized gain (loss) on investments and foreign currency transactions. Undistributed (overdistributed) net investment income and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period. These reclassifications were as follows and have no impact on the Funds' financial statements and are designed to present each Fund's capital account on a tax basis.

                                   Undistributed
                                 (Overdistributed)
                                        Net        Accumulated
                                    Investment     Net Realized Paid-In
        Fund                          Income       Gain (Loss)  Capital
        ----                     ----------------- ------------ -------
        International Value Fund     $(312,415)     $ 312,415    $ --
        Emerging Markets Fund...       122,091       (122,091)     --
        International Growth
         Fund...................        79,094        (79,066)    (28)
        International Core Fund.       (49,711)        49,711      --

  As of December 31, 2005, the components of distributable earnings on a tax basis were as follows. The differences between book and tax distributable earnings are primarily due to wash sales, foreign currency transactions and PFICs.

                   Undistributed Undistributed   Unrealized
                     Ordinary      Long-Term    Appreciation
     Fund             Income     Capital Gain* (Depreciation)    Total
     ----          ------------- ------------- -------------- ------------
     International
      Value
      Fund........  $       --    $23,127,884   $ 55,837,140  $ 78,965,024
     Emerging
      Markets
      Fund........   1,094,174      9,387,237    108,905,078   119,386,489
     International
      Growth
      Fund........   1,485,294        421,114     21,703,783    23,610,191
     International
      Core
      Fund........     189,592             --      2,379,695     2,569,287

* Includes $(273,997) of post October currency losses for International Value Fund only.

  7. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-date (except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Funds are informed of the ex-dividend date in the exercise of reasonable diligence) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt.

  Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including sub-transfer agent fees and transfer agent fees applicable to such class). Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares. Distributions for the Funds are recorded on the ex-date.

B. Adviser: Hansberger Global Investors, Inc. (the "Adviser"), a wholly-owned subsidiary of Hansberger Group, Inc., provides each Fund with investment advisory services pursuant to an investment advisory agreement at a monthly fee calculated at the annual rate of 0.75%, 1.00%, 0.75% and 0.75% of average daily net assets of the International Value Fund, the Emerging Markets Fund, the International Growth Fund and the International Core Fund, respectively.

For the period of January 1, 2005 through September 1, 2005, the Advisor voluntarily agreed to reduce advisory fees payable to it and to reimburse the Funds, if necessary, if the annual operating expenses as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios of 1.00% for the International Value Fund and the International Growth Fund and 1.25% for the Emerging Markets Fund.

The Adviser has provided a letter agreement to the Funds, effective September 2, 2005 through April 30, 2006, whereby the Adviser will reduce advisory fees payable to it, and reimburse other expenses if necessary, if the annual operating expenses as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios as follows:

                                   Maximum Ratios    Maximum Ratios
                                 Institutional Class Advisor Class
             -                   ------------------- --------------
             International Value
              Fund..............        1.00%             1.15%
             Emerging Markets
              Fund..............        1.25%             1.40%
             International
              Growth Fund.......        1.00%             1.15%
             International Core
              Fund..............        1.00%             1.15%

The letter agreement was amended effective December 5, 2005 and will continue in effect through April 30, 2008. There is no guarantee that the letter agreement will continue after that date. The Adviser may recoup all or a portion of any waived investment advisory fees and expenses it has borne, if any, to the extent a Fund's expenses fall below the maximum ratio within one year after the end of the fiscal year in which the waiver was made. For the year ended December 31, 2005, the Adviser waived management fees and reimbursed class-specific expenses as follows:

                                                          Expenses Waived
                                                Class-     or Reimbursed
                          Investment Advisory  Specific  Subject to Future
                                 Fees          Expenses    Payment until
                                Waived        Reimbursed     12/31/06
                          ------------------- ---------- -----------------
      International Value
       Fund
       Institutional
        Class............      $125,487        $34,913       $ 67,471
       Advisor Class.....            12          5,086          5,098
      Emerging Markets
       Fund
       Institutional
        Class............       478,176         36,491        154,119
       Advisor Class.....             0#         5,104          5,104
      International
       Growth Fund
       Institutional
        Class............       118,623         32,228         42,595
       Advisor Class.....            10          5,101          5,111
      International Core
       Fund
       Institutional
        Class............        47,820          5,249         53,069
       Advisor Class.....             1          5,104          5,105

# Amount is less than $1.

C. Administrator: For the period from January 1, 2005 through September 11, 2005, J.P. Morgan Investor Services Co. ("JPMIS"), a subsidiary of J.P. Morgan Chase & Co., provided the Trust with administrative, dividend disbursing and transfer agent services pursuant to an Administrative Agreement (the "Agreement"). Under the Agreement the Trust paid JPMIS a monthly fee in proportion to the Funds' combined average daily net assets at the following annual rate: 0.12% of the first $500 million of average daily net assets, 0.08% for the next $500 million of average daily net assets, and 0.06% for average daily net assets over $1 billion. Certain employees of JPMIS were officers of the Trust. Effective September 12, 2005, State Street Bank & Trust Company ("State Street") provides the Trust with administrative services pursuant to an Administrative Agreement (the "Agreement"). Under the Agreement the Trust pays State Street a monthly fee in proportion to the Funds' combined average daily net assets at the higher of the following: (1) an annual rate of 0.11% of the first $100 million of average daily net assets (per Fund multiplied by the number of Funds), 0.10% for the next $100 million of average daily net assets (per Fund multiplied by the number of Funds), and 0.075% of average daily net assets thereafter, plus additional fees for multiple share classes, Blue Sky services and certain out-of-pocket expenses, or (2) an annual minimum of $78,250 per Fund. Certain employees of the Administrator are officers of the Trust.

D. Custodian: For the period from January 1, 2005 through September 11, 2005, JPMorgan Chase Bank served as the Trust's custodian in accordance with a Custodian Agreement. Effective September 12, 2005, State Street serves as the Trust's custodian in accordance with a Custodian Agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an annual fund accounting fee and certain out-of-pocket expenses.

E. Transfer Agent: Effective September 12, 2005, Boston Data Financial Services ("BFDS") provides the Trust with dividend disbursing and transfer agent services pursuant to a Transfer Agent Agreement (the "TA Agreement"). Under the TA Agreement each Fund pays BFDS a monthly fee equal to an annual rate of a maximum of $15.00 for each open account, and $2.00 for each closed account, subject to a monthly minimum of $1,250 per share class.

F. Distributor: Effective September 13, 2005, IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly-owned subsidiary of IXIS Asset Management North America L.P. ("IXIS NA"), serves as the Distributor of the Funds and provides Advisor Class shareholders with distribution services pursuant to a Distribution Agreement. IXIS NA holds a 24.99% voting interest in Hansberger Group, Inc., the corporate parent of the Adviser. Under the Distribution Agreement, the Funds do not pay IXIS Distributors for its services. IXIS Distributors, however, is reimbursed on a quarterly basis by the Funds for sub-transfer agent fees that IXIS Distributors pays on the Funds' behalf. These fees are accrued daily at an annual rate of 0.15% of the Advisor Class shares' average daily net assets and are reflected as Sub-Transfer Agent Fees on the Statements of Operations.

G. Trustees' Fees and Expenses: The Trust paid each Trustee who is not also an officer or interested person an aggregate fee consisting of an annual retainer of $8,000, plus travel expenses related to attendance of Board meetings. Each independent Trustee also receives a meeting attendance fee of $2,000 for each Board meeting. Trustees who are also officers or interested persons receive no remuneration for their service as Trustees. Effective January 1, 2006, the annual retainer and meeting attendance fee are $12,000 and $3,000, respectively.

Professional fees for the year ended December 31, 2005, include legal fees paid to Dechert LLP and Morgan, Lewis & Bockius LLP. A Trustee of the Trust was a partner of Morgan, Lewis & Bockius LLP until January 2002.

H. Purchases and Sales: For the year ended December 31, 2005, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

               Fund                      Purchases      Sales
               ----                     ------------ ------------
               International Value Fund $103,812,395 $184,733,487
               Emerging Markets Fund...  149,085,145  329,987,998
               International Growth
                Fund...................  180,774,349   37,680,132
               International Core Fund.   38,993,324    3,535,114

There were no purchases or sales of long-term U.S. Government securities during the year ended December 31, 2005.

I. Capital Share Transactions: Transactions in fund shares for the years indicated below:

                                             International Value Fund
                                             ----------------------
                                                Year         Year
                                               Ended        Ended
                                              12/31/05     12/31/04
                                             ----------   ----------
            Institutional Class
            Shares sold.....................  1,195,866    3,280,203
            Shares issued on reinvestment of
             Distributions..................    336,574      322,618
            Shares repurchased.............. (7,797,231)  (4,125,396)
                                             ----------   ----------
            Decrease........................ (6,264,791)    (522,575)
            Fund shares:
            Beginning of the year........... 24,444,073   24,966,648
                                             ----------   ----------
            End of the year................. 18,179,282   24,444,073
                                             ==========   ==========

                                            International Value Fund
                                           --------------------------
                                           For the Period
                                              9/13/05*
                                              through
                                              12/31/05
                                           --------------
          Advisor Class
          Shares sold.....................       27,750
          Shares issued on reinvestment of
          Distributions...................          463
          Shares repurchased..............         (350)
                                            -----------
          Increase........................       27,863
          Fund shares:
          Beginning of the year...........           --
                                            -----------
          End of the year.................       27,863
                                            ===========

                                              Emerging Markets Fund
                                           --------------------------
                                                Year          Year
                                               Ended         Ended
                                              12/31/05      12/31/04
                                           -------------- -----------
          Institutional Class
          Shares sold.....................    4,011,164     1,776,487
          Shares issued on reinvestment of
           Distributions..................   10,786,059     8,484,893
          Shares repurchased..............  (22,252,821)  (18,639,788)
                                            -----------   -----------
          Decrease........................   (7,455,598)   (8,378,408)
          Fund shares:
          Beginning of the year...........   43,042,523    51,420,931
                                            -----------   -----------
          End of the year.................   35,586,925    43,042,523
                                            ===========   ===========

                                           For the Period
                                              9/13/05*
                                              through
                                              12/31/05
                                           --------------
          Advisor Class
          Shares sold.....................           89
          Shares issued on reinvestment of
           Distributions..................           33
          Shares repurchased..............           --
                                            -----------
          Increase........................          122
          Fund shares:
          Beginning of the year...........           --
                                            -----------
          End of the year.................          122
                                            ===========

                                            International Growth Fund
                                           --------------------------
                                                Year          Year
                                               Ended         Ended
                                              12/31/05      12/31/04
                                           -------------- -----------
          Institutional Class
          Shares sold.....................    9,941,298     2,392,388
          Shares issued on reinvestment of
           Distributions..................      213,820        71,121
          Shares repurchased..............     (183,876)           --
                                            -----------   -----------
          Increase........................    9,971,242     2,463,509
          Fund shares:
          Beginning of the year...........    3,161,554       698,045
                                            -----------   -----------
          End of the year.................   13,132,796     3,161,554

* Commencement of operations.

                                           International Growth Fund
                                           --------------------------
                                           For the Period
                                              9/13/05*
                                              through
                                              12/31/05
                                           --------------
          Advisor Class
          Shares sold.....................       9,349
          Shares issued on reinvestment of
           Distributions..................         130
          Shares repurchased..............          --
                                             ---------
          Increase........................       9,479
          Fund shares:
          Beginning of the year...........          --
                                             ---------
          End of the year.................       9,479
                                             =========

                                            International Core Fund
                                           --------------------------
                                           For the Period
                                              9/13/05*
                                              through
                                              12/31/05
                                           --------------
          Institutional Class
          Shares sold.....................   3,650,143
          Shares issued on reinvestment of
           Distributions..................       4,817
          Shares repurchased..............          --
                                             ---------
          Increase........................   3,654,960
          Fund shares:
          Beginning of the year...........          --
                                             ---------
          End of the year.................   3,654,960
                                             =========
          Advisor Class
          Shares sold.....................         100
          Shares issued on reinvestment of
           Distributions..................          --#
          Shares repurchased..............          --
                                             ---------
          Increase........................         100
          Fund shares:
          Beginning of the year...........          --
                                             ---------
          End of the year.................         100
                                             =========

* Commencement of operations.
# Amount is less than 1 share.

Shareholders entering after April 15, 1997, were charged a transaction fee in connection with each purchase and redemption of shares of each Fund. The transaction fee was 0.50% for the International Value Fund and the International Growth Fund, and 1.00% for the Emerging Markets Fund. The transaction fee is not a sales charge and is retained by the Funds. The fee did not apply to and was not charged in connection with exchanges from one Fund to another, certain insignificant transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who previously purchased shares that were not subject to the transaction fee.

Effective May 1, 2002, the purchase fee in connection with the International Value Fund and the Emerging Markets Fund was discontinued. Effective July 5, 2005, the purchase fee for the International Growth Fund was discontinued. Effective September 1, 2005, the redemption fee for the International Value Fund, the Emerging Markets Fund, International Growth Fund and International Core Fund was changed to 2.00% on any redemption or exchange of Fund shares within 60 days of their purchase.

On December 10, 2004, the Adviser reimbursed the Emerging Markets Fund $326,370 for transaction fees not collected in connection with certain purchases and redemptions of shares in a certain shareholder account during the period from December 1998 to July 2004.

On February 25, 2005, the Funds' transfer agent reprocessed certain shareholder account transactions in the International Growth Fund. This reprocessing was necessary in order to properly deduct the 0.50% initial purchase fee on subscriptions into this Fund, and to properly reflect subsequent purchase, exchange and dividend transactions in shareholder accounts that were incorrect. The effect of the aforementioned reprocessing is reflected in this report.

On April 11, 2005, the Board of Trustees served a claim on the Adviser and its transfer agent. The claim was made with respect to transaction fees not collected in connection with certain purchases and redemptions of shares in the International Value Fund and the Emerging Markets Fund. The claim related to uncollected transaction fees with respect to purchases and redemptions of shares dating back to April 1997 when transaction fees were first put in place for these Funds.

As a result of this claim, certain shareholder accounts were adjusted in order to properly reflect the collection of these transaction fees. In addition, on July 7, 2005, the Adviser reimbursed $489,274 to the International Value Fund, and $1,205,627 to the Emerging Markets Fund. These amounts are reflected as transaction fees in the statements of changes in net assets herein.

J. Other: As of December 31, 2005, the Funds had shareholders that held greater than 10% of outstanding shares. Investment activities of these shareholders could have a material impact on those Funds. The number of greater than 10% shareholders and aggregate percentage of shares held by such owners was as follows:

                                           Number of    Percentage
                                         Greater Than       of
              Fund                      10% Shareholder Ownership
              ----                      --------------- ----------
              International Value Fund.        3           68.8%
              Emerging Markets Fund....        4           69.4%
              International Growth Fund        3           55.0%
              International Core Fund..        1           97.3%

  Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Hansberger Institutional Series:

   In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Value Fund, Emerging Markets Fund, International Growth Fund and International Core Fund (each a series of Hansberger Institutional Series) (the "Funds") at December 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provides a reasonable basis for our opinion. The financial statements and financial highlights of International Value Fund and Emerging Markets Fund as of December 31, 2001 and for the period then ended was audited by other independent accountants whose report dated February 1, 2002 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 23, 2006

  Federal Tax Information (Unaudited)

   For the year ended December 31, 2005, the Funds had no dividends paid that qualified for the 70% dividend received deduction for corporate shareholders.

   For the year ended December 31, 2005, the percentage of income earned from direct treasury obligations amounted to:

                                             Direct Treasury
                   Fund                          Income
                   ----                      ---------------
                   International Value Fund.      1.19%
                   Emerging Markets Fund....      1.19%
                   International Growth Fund      2.69%
                   International Core Fund..      0.00%

   For the year ended December 31, 2005, the Funds intended to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

                                       Foreign Tax
                                       Credit Pass- Foreign Source
             Fund                        Through        Income
             ----                      ------------ --------------
             International Value Fund.   $564,126     $7,817,029
             Emerging Markets Fund....   $350,124     $9,815,373
             International Growth Fund   $104,790     $2,260,849
             International Core Fund..   $  6,128     $  243,924

   Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return:

                                            Long-Term Capital
                  Fund                          Gain 20%
                  ----                      -----------------
                  International Value Fund.    $   103,801
                  Emerging Markets Fund....    $91,683,582
                  International Growth Fund    $ 1,270,082
                  International Core Fund..    $        --

   For the year ended December 31, 2005, qualified dividend income for each Fund amounted to:

                                               Qualifying
                   Fund                      Dividend Income
                   ----                      ---------------
                   International Value Fund.   $5,374,506
                   Emerging Markets Fund....   $7,304,225
                   International Growth Fund   $1,636,443
                   International Core Fund..   $   57,961

  Other Information (Unaudited)

Quarterly Portfolio Schedule

   The Funds file with the Securities and Exchange Commission their complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

   The most recent Form N-Q is available without charge, upon request, by calling (800) 414-6927.

Proxy Voting Policies and Procedures

   A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 414-6927 or by visiting the Securities and Exchange Commission's website at www.sec.gov.

Proxy Voting Record

   The Funds file with the Securities and Exchange Commission their proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Funds each year by August 31. The most recent Form N-PX is available without charge, upon request, by calling (800) 414-6927 or by visiting the Securities and Exchange Commission's website at www.sec.gov.

Approval of Investment Advisory Agreement

   At a meeting held on September 8, 2005, the Trust's Board of Trustees considered and approved the continuation of the Advisory Agreement between the Trust and the Adviser for a period of one year, based on its review of the qualitative and quantitative information provided by the Adviser. In approving the continuation of the Advisory Agreement for the Trust, the Board, including the independent Trustees advised by independent counsel, considered, and made the following conclusions with respect to, the following relevant factors:

Nature, Extent and Quality of Services Provided by the Adviser

   The Board reviewed the scope of services provided by the Adviser under the Advisory Agreement. The Board concluded that they continue to be satisfied with the quality and value of the investment advisory services provided to each of the Funds, including the management style and discipline followed by the Adviser, and the portfolio risk controls that it has in place. The Board noted that the quality of the Adviser's research teams, trading desk personnel and portfolio managers has remained high. Based on this review, the Board concluded that the range and quality of services provided by the Adviser to the Funds were appropriate and continued to support its original selection of the Adviser as investment adviser.

The Investment Performance of the Funds and the Adviser

   The Board reviewed statistical information regarding the performance of the Funds for recent three-month, one-, three- and five-year periods ended June 30, 2005, as applicable, and a comparison of the Funds' performance to that of other funds registered under the 1940 Act. The Board noted that for the three-month, one-year and three-year periods ended on June 30, 2005, the performance of the International Value Fund, after deductions for fund expenses, was slightly lower than, that of its benchmark index, the MSCI AC World ex USA Index. For the five-year period ended on June 30, 2005, the performance of the International Value Fund, after deductions for fund expenses, was better than the performance of its benchmark index. The Board also compared the three and five year performance of the International Value Fund to the relevant peer group of the Fund. The Board concluded that the Fund's performance was satisfactory.

   The Board also noted that for the three-month, one-year and three-year periods ended on June 30, 2005, the performance of the Emerging Markets Fund, after deductions for fund expenses, was lower than that of its benchmark index, the MSCI EMF Index. For the five-year period ended on June 30, 2005, the performance of the Emerging Markets Fund, after deductions for fund expenses, was higher than the performance of its benchmark index. The

Board also compared the year-to-date, one year, three-year and five-year performance of the Emerging Markets Fund to the relevant peer group of the Fund. In addition, the Board took into consideration additional information requested from the Adviser regarding the recent under-performance of the Emerging Markets Fund. The Board concluded that given the Emerging Markets Fund's favorable long-term performance record and the research driven portfolio market approach, the Fund's performance was satisfactory.

   The Board reviewed the three-month, one-year, and since inception periods ended on June 30, 2005, performance of the International Growth Fund, and noted that after deductions for fund expenses, the performance came close to matching the performance of its benchmark index, the MSCI ACWI ex USA Index. The Board also compared the performance of the International Growth Fund, which has been in existence only for two years, to the relevant peer group of the Fund. The Board concluded that the Fund's performance was satisfactory.

Adviser Profitability

   The Board reviewed a detailed profitability analysis of the Adviser, and noted the ratio of operating income to operating revenue and the methodology used to allocate the Adviser's operating expenses across its different product lines. The Board noted that the Adviser has been voluntarily waiving a portion of its fees for each of the Funds in an effort to keep total annual operating expenses to specified levels and that the Adviser would change their voluntary waiver into a contractual waiver for the coming year. The Board also noted that the waivers began upon each Fund's inception and would continue for the next fiscal year. Based on this review, the Board concluded that the profits to be realized by the Adviser and its affiliates under the proposed Advisory Agreement and from other relationships between the Fund and the Adviser or its affiliates, if any, were not excessive in light of the quality and level of services provided to the Funds.

Economies of Scale

   The Board received information regarding economies of scale or other efficiencies resulting from increases in the Funds' respective asset levels. The Board noted that, in the future, it is reasonable to expect that the Adviser is likely to realize economies of scale in managing the Funds as Fund assets increase, and that it would generally be appropriate for the Funds to share in those economies through breakpoints in the advisory fee at such time that the Funds reach an asset size where the Adviser is realizing reasonably attractive levels of profitability. It was noted that the Adviser had been subsidizing the Funds' expenses through advisory fee waivers since inception and that the Adviser had committed to keep the fee waivers in place for at least the next year.

   The Board indicated that at the next meeting where the investment advisory contract is up for renewal, the Board expected the Adviser to provide a written proposal as to when break points might be justified, and at what asset levels the Adviser would begin to realize economies of scale. The Board noted the Funds are currently too small to realize meaningful economies of scale at the present time. After such review, the Board was satisfied that the profitability of the Adviser's relationship with the Funds was not excessive.

Fee Levels

   The Board considered whether the Funds' current fee rates reflect economies of scale for the benefit of Fund investors. Based on the current size of the Funds, relative to their current cost structure, including advisory fee rates and waivers that are currently in place, the Board concluded that the Funds have not currently reached a sufficient size to warrant recognition of economies of scale.

   The Board determined to continue to monitor the growth of the assets of the Funds and, as the Funds increase in size, the Board agreed to continue to analyze whether breakpoints should be imposed. In this regard, the Board asked the Adviser for an analysis on whether economies of scale are likely to be realized going forward, and, if so, at what asset levels. The Board determined that it was appropriate to approve continuance of the contract for the time being without breakpoints in place, based on the Board's conclusion that the Funds' assets are not large enough to warrant breakpoints with the understanding that the Board will reconsider the question of breakpoints in the future if it becomes appropriate to do so.

Comparisons of the Services to be Rendered and the Amounts to be Paid

   The Board received a report from Lipper Analytical Services, Inc. ("Lipper") which provided comparative information on the services to be rendered to the Funds and the expenses to be paid to the Adviser under the investment advisory contract. Lipper's report provided graphic and numeric information showing where each Fund stood in relation to its peers in many different categories, such as contractual management fees, total expenses paid, historical expenses paid, portfolio turnover rates, brokerage commissions paid and fund performance. Based on the information provided to and evaluated by the Board, the Board concluded that the services provided by the Adviser and the amounts to be paid under the Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding by the Board that the fees to be paid by the Funds are fair. The Board also noted their satisfaction with the nature and quality of the services provided by the Adviser to the Funds and determined that the fees charged by the Adviser are either at the average or below average compared to fees charged by competitors. The Board concluded, therefore, that the fees charged by the Adviser are reasonable in light of the quality and nature of the services provided by the Adviser.

  Trustees and Officers of the Trust (Unaudited)

   The name, age, address, principal occupation during the past five years and other information about each Trustee and officer of the Trust is shown below.

                                           Term of                                  Number of
                                          Office and                                Funds in           Other
                                Offices     Length                                Trust Complex    Directorships
                                 with      of Time        Principal Occupation      Overseen          Held by
Name and Address               the Trust   Served**    During the Past Five Years  by Trustee         Trustee
----------------               --------- ------------- -------------------------- ------------- -------------------

INTERESTED TRUSTEE

THOMAS L. HANSBERGER* (72).... President President      Director, Chief                 5       None
401 East Las Olas Blvd.        and       and Trustee    Executive Officer,
Fort Lauderdale, FL            Trustee   since 1996     Chairman, and
                                                        Treasurer, Hansberger
                                                        Global Investors, Inc.,
                                                        1994 to present;
                                                        Director, Chief
                                                        Executive Officer,
                                                        President and Treasurer,
                                                        Hansberger Group, Inc.,
                                                        1999 to present;
                                                        President and Chief
                                                        Executive Officer,
                                                        Templeton Worldwide,
                                                        1992 to 1993; President,
                                                        Director and Chief
                                                        Executive Officer,
                                                        Templeton, Galbraith &
                                                        Hansberger Ltd., 1985 to
                                                        1992.

DISINTERESTED TRUSTEES

KATHRYN B. MCGRATH, ESQ.+ (61) Trustee   Trustee since  Partner, Mayer, Brown,          5       None
1909 K Street.,                          1996           Rowe & Maw, 2005 to
NW Washington,                                          present; Partner,
DC 20006                                                Crowell & Moring LLP,
                                                        2002 to 2005; Partner,
                                                        Morgan, Lewis &
                                                        Bockius LLP, 1990 to
                                                        2002.

STUART B. ROSS (68)#.......... Trustee   Trustee since  Retired; Executive Vice         5       Director, Micro
2 Pier Way Landing                       1996           President, Xerox                        Strategy, Inc. June
Westport, CT 06880                                      Corporation, 1990 to                    2001-present;
                                                        1999; Chairman and                      Director, HUB
                                                        Chief Executive Officer,                International
                                                        Xerox Financial                         Limited 2003-
                                                        Services, Inc., 1990 to                 2004.
                                                        1999.

                                        Term of                                Number of
                                       Office and                              Funds in            Other
                              Offices    Length                              Trust Complex     Directorships
                               with     of Time      Principal Occupation      Overseen           Held by
Name and Address             the Trust  Served**  During the Past Five Years  by Trustee          Trustee
----------------             --------- ---------- -------------------------- ------------- ---------------------

WILLIAM F. WATERS, ESQ. (73)  Trustee  Trustee     Retired; former Senior          5       Director, Permal
640 Hollow Tree Ridge                  since 1996  Vice President, Merrill                 Asset Management
Road Darien, CT                                    Lynch, & Co., Inc.,                     Family of Funds (off-
                                                   1957 to 1996; CEO of                    shore funds);
                                                   Merrill Lynch's                         Director, W.P.
                                                   International Private                   Stewart & Co.
                                                   Banking Group, 1984                     Growth Fund, Inc.
                                                   to 1996.                                (registered mutual
                                                                                           fund).

EDWARD M. TIGHE (63)........  Trustee  Trustee     Chief Executive                 5       Director, Ivy Funds
608 NE 13th Ave. Ft.                   since 2000  Officer, Asgard Group,                  (27 funds) 1999-
Lauderdale, FL                                     2002 to 2004; CEO, JBE                  present; Director,
                                                   Technology Group,                       Asgard Group, Inc.
                                                   Inc., 2001 to 2003;                     June 2001-February
                                                   President, Global Fund                  2004.
                                                   Services, 1993 to 2000;
                                                   CEO, President, Citgo
                                                   Technology
                                                   Management, 1992 to
                                                   2000;

RAMON A. RODRIGUEZ (60).....  Trustee  Trustee     Chief Executive                 5       Director, DME
Suite 1420                             since 2005  Officer, President, CPA,                Corporation
350 East Las Olas Blvd.                            Madsen, Sapp, Mena,                     (aerospace &
Fort Lauderdale, FL                                Rodriguez & Co., 1971                   defense
                                                   to present.                             manufacturer &
                                                                                           contractor), 1977 to
                                                                                           present; Director,
                                                                                           Republic Services,
                                                                                           Inc. (solid waste
                                                                                           company), 1999 to
                                                                                           present; Director,
                                                                                           Bancshares of
                                                                                           Florida, Inc. (bank
                                                                                           holding company),
                                                                                           2002 to present.

                                             Term of                                Number of
                                            Office and                              Funds in        Other
                                   Offices    Length                              Trust Complex Directorships
                                    with     of Time      Principal Occupation      Overseen       Held by
Name and Address                  the Trust  Served**  During the Past Five Years  by Trustee      Trustee
----------------                  --------- ---------- -------------------------- ------------- -------------

OFFICERS

J. CHRISTOPHER JACKSON, ESQ. (54) Vice      Vice       Director, Hansberger            N/A           N/A
401 East Las Olas Blvd.           President President  Global Investors, Inc.,
Fort Lauderdale, FL               and       since 1996 1999 to present; Senior
                                  Secretary            Vice President, General
                                                       Counsel and Assistant
                                                       Secretary Hansberger
                                                       Global Investors, Inc.,
                                                       1996 to present; Senior
                                                       Vice President, General
                                                       Counsel and Assistant
                                                       Secretary of Hansberger
                                                       Group, Inc., 1999 to
                                                       present; General Counsel
                                                       and Secretary MCM
                                                       Group, Inc. and
                                                       McCarthy, Crisanti &
                                                       Maffei, Inc., 1996 to
                                                       2001; Vice President,
                                                       Global Decisions Group,
                                                       LLC, 1998 to 2001;
                                                       Trustee, Hansberger
                                                       Institutional Series, 1996
                                                       to 2001; Director,
                                                       National Society of
                                                       Compliance
                                                       Professionals, 2002 to
                                                       2005.

WESLEY E. FREEMAN (55)........... Vice      Vice       Managing Director of            N/A           N/A
401 East Las Olas Blvd.           President President  Institutional Marketing,
Fort Lauderdale, FL                         since 1996 Hansberger Global
                                                       Investors, Inc., 1996 to
                                                       present; Director,
                                                       Hansberger Global
                                                       Investors, Inc., 2000 to
                                                       present.

PETER BRAUN (64)................. Vice      Vice       Senior Vice                     N/A           N/A
401 East Las Olas Blvd.           President President  President --
Fort Lauderdale, FL                         since 2000  Institutional
                                                       Marketing, Hansberger
                                                       Global Investors, Inc.,
                                                       2000 to present;
                                                       Director of Institutional
                                                       Sales and Marketing,
                                                       Santander Global
                                                       Advisers, 1998 to 2000.

                                             Term of                                  Number of
                                            Office and                                Funds in        Other
                                 Offices      Length                                Trust Complex Directorships
                                  with       of Time        Principal Occupation      Overseen       Held by
Name and Address                the Trust    Served**    During the Past Five Years  by Trustee      Trustee
----------------                ---------- ------------- -------------------------- ------------- -------------

THOMAS A. CHRISTENSEN, JR. (35) Treasurer  Treasurer      CFO, 1998 to present;          N/A           N/A
401 East Las Olas Blvd.                    since 1996     Vice President and
Fort Lauderdale, FL                                       Controller, 1996 to
                                                          1998 Hansberger
                                                          Global Investors, Inc.;
                                                          CFO of Hansberger
                                                          Group, Inc. from 1999
                                                          to present.

SUSAN H. MOORE-WESTER (48)..... Chief      Chief          Chief Compliance               N/A           N/A
401 East Las Olas Blvd.         Compliance Compliance     Officer, Hansberger
Fort Lauderdale, FL             Officer    Officer since  Global Investors, Inc.,
                                           2005           2005 to present;
                                                          Securities Compliance
                                                          Examiner, U.S.
                                                          Securities and Exchange
                                                          Commission-Southeast
                                                          Regional Office, 2003 to
                                                          2005; Portfolio
                                                          Compliance Manager,
                                                          Franklin Templeton
                                                          Investments, 1996 to
                                                          2003.

BELINDA A. HERNANDEZ (38)...... Assistant  Assistant      Assistant Vice President       N/A           N/A
1 Federal Street,               Treasurer  Treasurer      and Director of Mutual
8th Floor                                  since 2005     Fund Administration,
Boston, MA                                                State Street Bank &
                                                          Trust Company, 2003
                                                          to present; Vice
                                                          President and Senior
                                                          Manager of Mutual
                                                          Fund Administration,
                                                          J.P. Morgan Investor
                                                          Services Co., 1995 to
                                                          2003.

RYAN M. LOUVAR (34)............ Assistant  Assistant      Vice President and             N/A           N/A
225 Franklin Street             Secretary  Secretary      Counsel, State Street
Boston, MA                                 since 2005     Bank & Trust
                                                          Company, 2005 to
                                                          present; Counsel,
                                                          BISYS Fund Services,
                                                          2000 to 2005.

* Thomas L. Hansberger is an "interested" Trustee of the Trust for the purposes of the 1940 Act. Mr. Hansberger is the Chief Executive Officer, Chairman and Treasurer of Hansberger Global Investors, Inc., the Adviser of the Trust.
** Each Trustee and Officer serves an indefinite term, until his or her successor is elected.
+ Ms. McGrath became a Disinterested Trustee of the Trust for the purposes of the 1940 Act on March 29, 2005.
# Mr. Ross retired from the Funds' Board of Trustees effective November 17,
  2005.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics"). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Edward M. Tighe is an "audit committee financial expert", as defined in Item 3 of Form N-CSR.
Mr. Tighe is "independent" for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed for professional services rendered for International Value Fund, Emerging Markets Fund, International Growth Fund and International Core Fund, each a series of Hansberger Institutional Series, by PricewaterhouseCoopers LLP ("PwC") for the years ended December 31, 2005 and December 31, 2004 were:

                                                      2005     2004
                                                    -------- --------
           Audit Fees (a)                           $178,600 $125,980
           Audit Related Fees (b)                     16,530   15,750
           Tax Fees (c)                               19,480   14,175
           All Other Fees (d)                             --       --

(a) Audit Fees

These fees relate to professional services rendered by PwC for the audits of the Funds' annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Funds, issuance of consents, income tax provision procedures and assistance with review of documents filed with the Securities and Exchange Commission.

(b) Audit Related Fees

These fees relate to assurance and related services by PwC in connection with June 30, 2005 and 2004 semi-annual financial statements.

(c) Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Funds' federal and state income tax returns, review of excise tax calculations and returns, and a review of the Funds' calculations of capital gains and income distributions.

(d) All Other Fees

These fees relate to products and services provided by PwC other than those reported above under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2005 and 2004.

(e) Pre-Approval Policies and Procedures

The Funds' Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

    i) Directly relate to the Funds' operations and financial reporting; and

    ii)Rendered by PwC to the Funds' adviser, Hansberger Global Investors, Inc., and entities in a control relationship with the advisor ("service affiliate") that provides ongoing services to the Funds.

                                              2005   2004
                                             ------- ----
                      Audit Fees (a)              --  --
                      Audit Related Fees (b)      --  --
                      Tax Fees (c)                --  --
                      All Other Fees (d)     $54,000  --

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2005 and 2004.

(f) Not Applicable

(g) PwC did not bill the registrant for any other non-audit services for the fiscal years ended December 31, 2005 and 2004 other than as disclosed above.

The aggregate non-audit fees billed by PwC for services rendered to Hansberger Global Investors, Inc., the registrant's investment adviser, and service affiliates for the fiscal years ended December 31, 2005 and 2004 were $108,500 and $41,562, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Funds' operations and financial reporting.

(h) The registrant's Audit Committee has considered whether the provisions for non-audit services to the Funds' adviser and service affiliates that did not require pre-approval, is compatible with maintaining PwC's independence.

Item 5. Audit Committees of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HANSBERGER INSTITUTIONAL SERIES

By:   /s/ Thomas L. Hansberger
      -----------------------------------
      Thomas L. Hansberger
      President and Chief Executive Officer

Date: March 1, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Thomas L. Hansberger
      -----------------------------------
      Thomas L. Hansberger
      President and Chief Executive Officer

Date: March 1, 2006

By:   /s/ Thomas A. Christensen, Jr.
      -----------------------------------
      Thomas A. Christensen, Jr.
      Chief Financial Officer

Date: March 1, 2006